                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ALLTRISTA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

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                  14a-6(i)(1) and 0-11.
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                  applies:
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                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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         [  ]     Fee paid previously with preliminary materials.
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                  by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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


                             ALLTRISTRA CORPORATION
                      555 Theodore Fremd Avenue, Suite B302
                               Rye, New York 10580






Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Alltrista Corporation (the "Corporation") to be held on December __, 2001, at 9:30 a.m. (EST) at 555 Theodore Fremd Avenue, Suite ______ Rye, New York 10580.

At the special meeting, you will be asked to consider and vote upon the following proposals: (i) to reincorporate the Corporation in the State of Delaware and in connection therewith to increase the number of shares of Common Stock authorized for issuance, (ii) to amend the Corporation's 1998 Long-Term Equity Incentive Plan and (iii) to adopt the Corporation's 2001 Stock Option Plan.

The Board of Directors believes that reincorporation of the Corporation in the State of Delaware will provide added flexibility for both the management and business of the Corporation as described further in the proxy statement. The purpose of the amendments to the 1998 Long-Term Equity Incentive Plan and the adoption of the 2001 Stock Option Plan is to better enable the Corporation to attract and retain the best available personnel, to encourage key personnel to make substantial contributions to the Corporation's future success, and to ensure the Corporation can provide competitive compensation opportunities to its personnel.

The Board of Directors, in a meeting held on November 8, 2001, unanimously approved each of the aforementioned proposals and unanimously recommends that shareholders vote FOR each of the proposals described in the Proxy Statement.

This proxy statement and the accompanying proxy are first being mailed to shareholders on or about November __, 2001. Your prompt submission of a proxy card will be greatly appreciated.

                                            Sincerely,



                                            Martin E. Franklin
                                            Chairman and Chief Executive Officer


Rye, New York
November __, 2001

                             ALLTRISTRA CORPORATION
                      555 Theodore Fremd Avenue, Suite B302
                               Rye, New York 10580

                             ----------------------

                    Notice of Special Meeting of Shareholders
                          to be held on December __, 2001



To Our Shareholders:

You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of Alltrista Corporation, an Indiana corporation (the "Corporation"), which will be held at 555 Theodore Fremd Avenue, Suite ______ Rye, New York 10580, on December ___ , 2001 at 9:30 a.m., (EST), for the following purposes:

1. To consider and approve the reincorporation of the Corporation in the State of Delaware and in connection therewith an increase in the number of shares of Common Stock authorized for issuance;

2. To consider and approve an amendment and restatement of the 1998 Long-Term Equity Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder by 350,000 shares and to eliminate the annual automatic share increase currently provided for in the Plan; and

3. To consider and approve the adoption of the Corporation's 2001 Stock Option Plan.

     Only holders of shares of Common Stock, no par value, of the Corporation of record at the close of business on November 19, 2001, will be entitled to notice of, and to vote at, the Special Meeting or any and adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                             Ian G.H. Ashken
                                             Company Secretary


November __, 2001
Rye, New York



                             YOUR VOTE IS IMPORTANT

           You are urged to complete, date, sign and return your proxy in the enclosed envelope.

                             ALLTRISTRA CORPORATION
                      555 Theodore Fremd Avenue, Suite B302
                               Rye, New York 10580

                        ---------------------------------

                                 PROXY STATEMENT
                                November __, 2001

                        ---------------------------------

     You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of Alltrista Corporation, an Indiana corporation ("Alltrista" or the "Corporation"), which will be held at 555 Theodore Fremd Avenue, Suite ____, Rye, New York 10580, on December __, 2001 at 9:30 a.m.
(EST), and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about November __, 2001. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board") for use at the Special Meeting, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Special Meeting.

     Purpose of the SPECIAL Meeting; VOTING RIGHTS

     At the Special Meeting, action will be taken on the following proposals:

     o Proposal 1 - To consider and approve the reincorporation of the Corporation in the State of Delaware and in connection therewith an increase in the number of shares of Common Stock authorized for issuance (the "Reincorporation Proposal"). Proposal 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock.

     o Proposal 2 - To consider and approve an amendment and restatement of the Corporation's 1998 Long-Term Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder by 350,000 shares and to eliminate the annual automatic share increase currently provided for in the Plan. Proposal 2 requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.

     o Proposal 3 - To consider and approve the adoption of the Corporation's 2001 Stock Option Plan. Proposal 3 requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.

                     SUMMARY OF THE REINCORPORATION PROPOSAL

     Your Board proposes, in Proposal 1 below, to reincorporate Alltrista in the State of Delaware. Currently, Alltrista is an Indiana corporation.

     This summary highlights selected information about the reincorporation proposal and may not contain all of the information that is important to you. To better understand the reincorporation proposal and for a complete description of the legal terms of the reincorporation, you should read this entire proxy statement carefully, as well as those additional documents to which we have referred you. Questions or requests for assistance may be directed to Ian G.H. Ashken at 914-967-9400.

Principal Terms

     o In order to reincorporate as a Delaware corporation, Alltrista will organize a Delaware corporation and will own all of its stock. Alltrista will then merge into its new Delaware subsidiary, and the Delaware corporation will be the corporation that survives the merger. The surviving corporation will be renamed "Alltrista Corporation."

     o The new Delaware corporation will succeed to all of the rights, properties and assets and assume all of the liabilities of Alltrista, which will cease to exist as a result of the merger. The principal offices, business, management and capitalization of the new Delaware corporation will remain the same as those of Alltrista.

     o Upon the effectiveness of the merger, each share of Common Stock of Alltrista will automatically be converted into a share of common stock in the new Delaware corporation. The existing stock certificates of Alltrista (the Indiana corporation) will serve as valid stock certificates for the new Delaware corporation (which will be renamed "Alltrista Corporation").

     o When Alltrista is reincorporated in Delaware, Alltrista will become subject to the corporate laws of the State of Delaware and will no longer be subject to the corporate laws of the State of Indiana. We have highlighted below many of the differences in the corporate laws of the State of Indiana and the laws of the State of Delaware. See Proposal 1 - Reincorporation in the State of Delaware - Delaware and Indiana Corporate Laws.

     o Although your rights as a stockholder will be governed by the laws of the State of Delaware, the certificate of incorporation and bylaws of the new Delaware corporation will be substantially the same as the current articles of incorporation and bylaws of Alltrista. The most significant change in the certificate of incorporation of the new Delaware corporation from the current articles of incorporation of Alltrista is that the number of authorized shares of Common Stock will be increased from 25,000,000 to 50,000,000.

Recommendation of Alltrista's board

     o Your board of directors has unanimously approved the merger, the merger agreement and the proposed reincorporation of Alltrista in the State of Delaware and has determined that the terms of each are in the best interests of Alltrista. Your board of directors unanimously recommends that you vote FOR the reincorporation proposal.

Vote Required/Conditions

     o The approval of a majority of the outstanding shares of Common Stock of Alltrista is required to approve the merger, the merger agreement and the reincorporation proposal. However, before the reincorporation becomes effective, your board of directors may decide not to cause the reincorporation to occur if, for any reason, the board of directors determines that the reincorporation is no longer in the best interests of the Corporation.

Financial Condition of the New Delaware Corporation

     o Prior to the reincorporation merger with Alltrista, the new Delaware corporation will have no material assets and no business operations and will be formed solely as a shell corporation for the purpose of the reincorporation.

     o Upon consummation of the reincorporation merger, the new Delaware corporation will succeed to the rights, properties and assets and assume the liabilities of Alltrista, and its financial statements will be substantially identical to Alltrista's financial statements, the only difference being those appropriate to reflect Alltrista's new corporate identity.

How to Vote

     o Shares held directly in your name as the "Shareholder Of Record" may be voted in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

     o Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

Revoking Your Proxy

     o You may revoke your proxy at anytime before it is voted by any one of the following actions:

          (1) executing and returning a proxy bearing a later date to the company secretary at Alltrista's principal offices;

          (2)  giving notice of such revocation to the company secretary; or

          (3)  by attending the meeting and voting in person.

Share Certificates

     o You will not have to exchange your existing stock certificates for stock certificates of the new Delaware corporation. See Proposal One-Reincorporation in the State of Delaware-The Merger.

Appraisal Rights Not Available

     o Appraisal rights will not be available to shareholders who dissent from the reincorporation merger.

                                PROXY INFORMATION

     Your vote is important. Shareholders may sign, date and mail their proxies in the postage-paid envelope provided. A shareholder of the Corporation who has submitted a proxy may revoke it at any time before it is voted, but only by executing and returning to the Company Secretary at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580, a proxy bearing a later date, by giving notice of revocation to the Company Secretary, or by attending the meeting and voting in person. Attendance at the meeting does not, by itself, revoke a proxy.

     The Corporation may send only one copy of the Proxy Statement to multiple shareholders that share the same address. Upon written or oral request, the Corporation will promptly supply such shareholders additional copies of the Proxy Statement. Such requests should be made by contacting the Corporation's offices at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580 or by telephone at 914-967-9400, Attention: Investor Relations. If shareholders sharing the same address are receiving multiple copies of annual reports or proxy statements, such shareholders can request delivery in the future of only a single copy of the annual reports or proxy statements by contacting the Corporation at the above address.

                         SHAREHOLDERS ENTITLED TO VOTE,
                          OUTSTANDING SHARES AND QUORUM

     Holders of record of the Common Stock at the close of business on November 19, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On September 30, 2001, there were 6,381,483 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter brought before the Special Meeting. The presence in person or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

     PROPOSAL 1 - REINCORPORATION OF THE CORPORATION IN THE STATE OF DELAWARE

     The Board has unanimously approved the Reincorporation Proposal and recommends that the shareholders approve and adopt the related Merger and Merger Agreement (as hereinafter defined). The Reincorporation Proposal will be effected by merging (the "Merger") the Corporation with and into a wholly-owned subsidiary incorporated in the State of Delaware ("Alltrista Delaware") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") to be entered into between the Corporation and Alltrista Delaware (the "Reincorporation"). The form of Merger Agreement is included as Exhibit A to this Proxy Statement.

     Alltrista Delaware will be newly incorporated in Delaware solely for the purpose of effecting the Reincorporation, and the Corporation will be its sole stockholder. Alltrista Delaware will have no material assets and no business operations prior to the Merger. In the Reincorporation, the Corporation will merge with and into Alltrista Delaware, and Alltrista Delaware will be the corporation surviving the Merger and will be renamed "Alltrista Corporation." The address of the principal executive offices of the surviving corporation will be the same as the current principal executive offices of the Corporation.

Reasons for the Reincorporation

     The Board believes that the Reincorporation will provide added flexibility for both the management and business of the Corporation. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment should enhance the Corporation's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

The Merger

     The Reincorporation will be effected through the Merger. As a result of the Merger, the Corporation will be reincorporated as a new Delaware corporation that will succeed to all of the rights, properties, assets and liabilities of the Corporation. The terms and conditions of the Merger are set forth in the Merger Agreement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement included as Exhibit A to this Proxy Statement.

     Following the Reincorporation, the composition of the Board of Directors of the Corporation will remain the same, and the rights of stockholders and the Corporation's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and the certificate of incorporation and bylaws of Alltrista Delaware rather than by the Indiana Business

Corporation Law (the "IBCL") and the articles of incorporation and bylaws of the Corporation (the "Company Articles" and the "Company Bylaws", respectively). Set forth below, under the heading "Delaware and Indiana Corporate Laws, " is a comparison of the material rights of shareholders and matters of corporate governance before and after the Reincorporation.

     The forms of certificate of incorporation (the "Delaware Certificate") and bylaws (the "Delaware Bylaws") of Alltrista Delaware are included as Exhibit B and Exhibit C to this Proxy Statement, respectively. The summary of the Delaware Certificate and the Delaware Bylaws set forth below is qualified by reference to the full text of the Delaware Certificate and Delaware Bylaws. The Company Articles and Company Bylaws and the Delaware Certificate and the Delaware Bylaws are available for inspection by stockholders of the Corporation at the principal offices of the Corporation located at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580.

     Upon the effectiveness of the Merger, and without any action on the part of the Corporation or the holder of any securities of the Corporation, each outstanding share of Common Stock will be automatically converted into one share of common stock, no par value, of Alltrista Delaware. Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Common Stock of the Corporation.

     IT WILL NOT BE NECESSARY FOR THE CORPORATION'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES UPON CONSUMMATION OF THE REINCORPORATION.

     The Common Stock will, subject to acceptance by the New York Stock Exchange ("NYSE") of the supplemental listing application, continue to be listed on the NYSE, without interruption, and NYSE will consider the delivery of existing stock certificates of the Corporation as constituting "good delivery" of stock certificates representing shares of Common Stock in stock transactions effected after the Merger.

     There are no state or federal regulatory requirements or approvals necessary to consummate the Merger.

     Following the Merger, the 2001 Stock Option Plan and the amended and restated 1998 Long-Term Equity Incentive Plan, if approved by the shareholders at the Special Meeting, and the other stock option and stock incentive plans under which the Corporation has granted options will be continued, and the options granted pursuant to such plans will automatically be converted into options to purchase the same number of shares of Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. The Corporation's other employee benefit plans and arrangements will also be continued upon the same terms and conditions existing before the Merger.

     Consummation of the Merger is subject to the approval of the Corporation's shareholders. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, whether or not present at the Special Meeting, who are entitled to vote at the

Special Meeting are required for the approval and adoption of the Reincorporation Proposal. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the continued listing of the shares of the Common Stock on the NYSE. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

     Dissenters' rights are not available to shareholders of the Corporation with respect to the proposed Merger.

Accounting Treatment of the Reorganization

     The Reincorporation will have no accounting implications on the historical financial statements of the Corporation.

Federal Income Tax Consequences of the Reincorporation

     A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. The basis in a share of Common Stock after the Reincorporation will be the same as the basis in the corresponding share of the Corporation held immediately prior to the Reincorporation. A shareholder's holding period in a share of Common Stock will include the period during which such shareholder held the corresponding share of Common Stock prior to the Reincorporation, provided such shareholder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, the Corporation will not, prior to or after the Reincorporation, recognize gain or loss as a result of the Reincorporation, and the tax attributes of the Corporation will remain the same after the Reincorporation.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Corporation's shareholders. The Corporation's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.

Delaware and Indiana Corporate Laws

     The following discussion includes a summary of the material differences between the rights of the Corporation's shareholders before and after the Reincorporation. In most cases, the rights of shareholders before and after the Reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.

     Board of Directors
     ------------------

     Alltrista. Article IX of the Company Articles provides that the number of directors (never less than two or more than nine) will be fixed from time to time or in the manner provided in the Company Bylaws. The Company Bylaws state that the number of directors will be nine. The Company Articles provide for a classified board of directors with directors divided into three classes with three-year terms of office which expire at different times. Each director is entitled to serve for the longer of the term for which he was elected or until his successor is elected and qualified. Directors may be removed for cause by a vote of three-fourths of the shareholders entitled to vote at a shareholder meeting called for that purpose. In addition, Article IX, Section E of the Company Articles mandates that an affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to vote is required to alter, amend or repeal any provision of Article IX.

     Alltrista Delaware. The Delaware Certificate and the Delaware Bylaws will provide for the same number of directors and a classified board with three year terms as is provided for in the Company Articles and Company Bylaws. The Delaware Bylaws will provide that the number of directors will be not more less than two and not more than nine. The Delaware Certificate will provide for a classified board of directors with directors divided into three classes of directors having staggered three-year terms of office. Directors may only be removed for cause by a vote of three-fourths of the stockholders entitled to vote at a stockholder meeting called for that purpose. In addition, the Delaware Certificate will mandate, as does the Company Articles, that an affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to vote is required to alter, amend or repeal any provision with respect to the number and terms of directors and the required percentage of votes to remove such directors.

     If the shareholders approve and adopt the Reincorporation Proposal, all members of the Board immediately prior to the merger continue as members of the Board. The Class III Directors' (Messrs. Huemme, Rooney and Wood) terms will expire at the 2002 Annual Meeting; the Class I Directors' (Messrs. Swift and Franklin) terms will expire at the 2003 Annual Meeting; and the Class II directors' (Messrs. Molen and Ashken and Ms. Popwell) terms will expire at the 2004 Annual Meeting.

     Authorized Shares
     -----------------

     Alltrista. The Company Articles currently authorize 30,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of September 30, 2001, there were 6,381,483 shares of Common Stock outstanding and 1,298,795 shares reserved for issuance under options. There are currently 15,737,854 authorized and unissued shares of Common Stock available for future issuance that are not otherwise reserved for specific use.

     Alltrista Delaware. The Delaware Certificate will increase the authorized number of shares of capital stock from 30,000,000 to 55,000,000 and the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. The additional shares of Common Stock authorized upon adoption of the proposed amendment will be available for issuance from time to time as determined by the Board, without further action by the stockholders and without first offering the shares to the stockholders. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future actions approved by the Board, including, among others, stock splits, stock dividends, acquisitions, financings, rights offerings, employee benefit programs or other corporate purposes, or upon exercise of stock options or warrants. The Board believes that the availability of the additional shares for such purposes without delay or necessity for a special stockholder's meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Corporation's securities may be listed) will be beneficial to the Corporation by providing it with the flexibility required to respond to future business opportunities and needs as they arise. Currently, the NYSE requires a stockholder vote prior to the issuance of more than 20% of the voting stock of the Corporation to any party. The availability of additional authorized Common Stock will also enable the Corporation to act promptly when the Board determines that the issuance of additional shares of Common Stock is advisable. Assuming the approval by shareholders of the Reincorporation Proposal, there will be 40,756,854 authorized and unissued shares of Common Stock that are not reserved for any specific use and are available for future issuance including the currently contemplated stock split.

     An increase the number of shares of Common Stock that the Corporation is authorized to issue could have a potential anti-takeover effect with respect to the Corporation, although the Corporation's management has not included the increase in the Reincorporation Proposal for that reason and does not presently anticipate using the additional authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because the Corporation could issue additional shares of Common Stock, up to the total authorized number, thereby diluting the stockholdings and related voting rights of then existing stockholders in proportion to the number of any additional shares issued.

     The Company Articles and the Delaware Certificate also could have the effect of deterring or delaying a change of control in the Corporation. The Company Articles establish a classified board of directors, which makes it more difficult for shareholders to change a majority of the directors. The Delaware Certificate also establishes a classified board. In addition, the Company Articles currently prevent any holder of 10% of the voting power of the Corporation from (i) merging or consolidating with the Corporation, (ii) entering into any sale or exchange with the Corporation having a fair market value of greater than $10,000,000 or (iii) being issued any securities having a value greater than $10,000,000 without the approval of three-fourths of the then outstanding shares of capital stock of the Corporation entitled to vote in the election of directors unless the transaction (A) is approved by a majority of disinterested directors of the Corporation or (B) the consideration received in the transaction meets certain requirements as set forth in the Company Articles (the "Anti-Takeover Provision"). The Delaware Certificate will contain an identical provision.

     In addition, the power of the Board, under both the Company Articles and the Delaware Certificate, to issue Preferred Stock with voting or other powers, preferences and rights may be used to impede or discourage a takeover attempt. Generally, the issuance of Preferred Stock could (a) result in a class of securities outstanding which will have certain preferences regarding distributions in a liquidation over the Common Stock and might provide for certain rights (whether general, special, conditional or limited) that could dilute the voting rights of Common Stock and (b) result in dilution of the net income per share and net book value per share relating to Common Stock. Further, the issuance of any additional shares of Common Stock, pursuant to any conversion rights granted holders of any Preferred Stock, may also result in dilution of the voting rights, net income per share and net book value of Common Stock.

     Limitation Of Director Liability
     --------------------------------

     Alltrista. The Company Articles and the Company Bylaws do not contain a specific exculpatory provision regarding director liability. Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the corporation. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.

     Alltrista Delaware. As permitted by the DGCL, the Delaware Certificate will provide that directors of Alltrista Delaware will not be liable personally to Alltrista Delaware or Alltrista Delaware stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of (a) any breach of the director's duty of loyalty to Alltrista Delaware or the stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision protects Alltrista Delaware directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of the aforementioned provision in the Delaware Certificate, directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence. Although the Delaware Certificate will provide Alltrista Delaware directors with protection from certain awards of monetary damages for breaches of their duty of care, it does not eliminate the director's duty of care. Accordingly, such provision has no effect on the availability of certain equitable remedies, such as an injunction, based upon a director's breach of his duty of care. This provision does not apply to officers of Alltrista Delaware who are not directors of Alltrista Delaware.

     Indemnification
     ---------------

     Alltrista. Under Sections 23-1-37-1, et seq., of the IBCL and as mandated by Article XI of the Company Articles and Article VII of the Company Bylaws, directors, officers and other employees and individuals shall be indemnified against expenses, judgments, fines and actions, suits or proceedings, whether civil, criminal, administrative or investigative, if they (i) acted in good faith and (ii) in the case of conduct in their official capacity with the Corporation, they reasonably believed their conduct was in the best interests of the Corporation or, in the other cases, if they reasonably believed their conduct was at least not opposed to the best interest of the Corporation, and
(iii) regarding any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful or if they had reasonable cause to believe their conduct was lawful. To the extent that an officer or director otherwise eligible to be indemnified is wholly successful, on the merits of any claim or otherwise, in the defense of any proceeding, indemnification for expenses actually and reasonably incurred is mandated by the IBCL, unless limited by articles of incorporation. A claim, action, suit or proceeding includes any claim, action, suit or proceeding that a person is threatened to be made a party to, or is involved in, because he is or was a director, officer or employee of the Corporation or of any subsidiary of the Corporation (or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another entity) while serving in such capacity. In addition, the Company Bylaws provide for advancement of expenses to any person indemnified pursuant to the Company Bylaws.

     Alltrista Delaware. Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including derivative actions -- a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

     The provisions regarding indemnification in the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company Articles and Company Bylaws. The Delaware Certificate and Delaware Bylaws will also provide that Alltrista Delaware will indemnify, to the fullest extent authorized by the DGCL, each person who was or is made party to, is threatened to be made a party to, or is involved in, any action, suit or proceeding because he is or was a director or officer of Alltrista Delaware, or of any subsidiary of Alltrista Delaware, while serving in such capacity, against all expenses, liabilities or loss incurred by such person in connection therewith. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Delaware Certificate or the Delaware Bylaws, or otherwise. The Delaware Certificate will also provide for advancement of expenses to directors, and to the extent authorized by the Board, to employees, incurred in defending or otherwise participating in any proceeding to which such person has a right to indemnification.

     Anti-takeover Statutes/Provisions
     ---------------------------------

     Alltrista. Chapter 43 of the IBCL prohibits any business combination, such as a merger or consolidation, between an Indiana corporation with 100 or more shareholders with shares of its stock registered under the federal securities laws or which makes an election under the IBCL, and an "interested shareholder" (which is defined generally as any owner of 10% or more of the corporation's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the IBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the Indiana corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

     Chapter 42 of the IBCL contains a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public corporation" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested shareholders. The Company Bylaws provide that IBCL 23-1-42 does not apply to control share acquisitions of shares of the Corporation.

     The Company Articles include the Anti-Takeover Provision, which is described under Delaware and Indiana Corporate Laws - Authorized Shares and which serves a function substantially similar to that of Chapter 43 of the IBCL. The Delaware Certificate will contain an identical provision.

     Alltrista Delaware. Section 203 of the DGCL ("Section 203") is similar, but not identical, to Chapter 43 of the IBCL. Section 203, which applies to Alltrista Delaware, regulates transactions with major stockholders after they become major stockholders. Section 203 prohibits a Delaware corporation from engaging in mergers, dispositions of 10% or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in Section 203 do not apply to Alltrista Delaware in connection with the Merger because, under Section 203(b)(4), such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange; (ii) authorized for quotation on The Nasdaq Stock Market; or (iii) held of record by more than 2,000 stockholders. The Delaware Certificate will contain the Anti-Takeover Proposal currently contained in the Company Articles.

     The DGCL does not have a statute that is similar to the Indiana control share acquisitions statute that Alltrista has opted out of.

     Preferred Stock
     ---------------

     Alltrista. The Company Articles authorize the Board to determine the preferences, limitations and relative rights of any class or series of Corporation preferred stock prior to issuance. Each class or series must be designated with a distinguishing designation prior to issuance. The preferred shares will have preferences, limitations and relative rights identical with those of other shares of the same series. See Delaware and Indiana Corporate Laws - Authorized Shares for a discussion of the anti-takeover effects of issuance of Preferred Stock.

     Alltrista Delaware. The Delaware Certificate will also authorize the Board to determine the preferences, limitations and relative rights of any class or series of Corporation preferred stock prior to issuance. See Delaware and Indiana Corporate Laws - Authorized Shares for a discussion of the anti-takeover effects of issuance of Preferred Stock.

     Cumulative Voting
     -----------------

     Section 23-1-30-9 of the IBCL and Section 214 of the DGCL provide that cumulative voting rights, in respect of the election of directors, will only exist if provided for in the corporation's articles/certificate of incorporation. Neither the Company Articles nor the Delaware Certificate provide for cumulative voting rights in the election of directors.

     Action Without a Meeting
     ------------------------

     Alltrista. Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting only by the unanimous written consent signed by all of the shareholders entitled to vote on such action.

     Alltrista Delaware. Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Alltrista Delaware.

     Special Meetings
     ----------------

     Alltrista. Section 23-1-29-2 of the IBCL requires a corporation with more than 50 shareholders to hold a special meeting on call of its board of directors or the person or persons (including, but not limited to, shareholders or officers) specifically authorized to do so by the articles of incorporation or bylaws. The Company Bylaws provide that a special meeting may be called by the president, the Board or as otherwise may be required by law.

     Alltrista Delaware. Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or by-laws to call a special meeting of the corporation's stockholders. The Delaware Bylaws will provide that a special meeting may be called by the chairman of the Board, the Board or as otherwise may be required by law.

     Voting, Appraisal Rights and Corporate Reorganizations
     ------------------------------------------------------

     Alltrista. The IBCL requires a majority vote of shareholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. Section 23-1-44-8 of the IBCL does not provide for dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are (a) registered on a United States securities exchange registered under the Exchange Act, or (b) traded on NASDAQ or a similar market.

     Alltrista Delaware. The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.

     Amendment to Certificate/Articles of Incorporation
     --------------------------------------------------

     Alltrista. Except as otherwise provided in the IBCL, an amendment to the articles of incorporation must be approved by (i) a majority of the shareholders with dissenter's rights on such amendment and (ii) a majority of the votes cast when a quorum is present. The Company Articles currently require the affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to alter, amend or repeal (i) any provision of
Article IX of the Company Articles which governs the number and term of directors and (ii) the Anti-Takeover Provision. See Delaware and Indiana Corporate Laws - Board of Directors and Anti-takeover Statutes/Provisions.

     Alltrista Delaware. The DGCL provides that an amendment to the certificate of incorporation becomes effective upon the approval of a majority of the outstanding stock entitled to vote. The Delaware Certificate will require the affirmative vote of three-fourths of the voting power of all of the then outstanding capital stock of the Corporation to amend (i) the provisions governing the number and term of directors and (ii) the Anti-Takeover Provision as is currently required by the Company Articles. For all other matters, the Delaware Certificate will require approval of a majority of the outstanding stock entitled to vote in order to approve an amendment to the Delaware Certificate.

     Amendment to Bylaws
     -------------------

     Alltrista. Article VI of the Company Bylaws provide that the Board may make, alter, amend or repeal the Company Bylaws by a majority vote. IBCL Section 23-1-39-1 provides that only the Board may amend or repeal bylaws unless a corporation's articles of incorporation provide otherwise.

     Alltrista Delaware. Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power in the board of directors. Although the Board will be vested with such authority pursuant to the Delaware Certificate, the stockholders' power to adopt, amend or repeal by-laws will remain unrestricted.

     Preemptive Rights
     -----------------

     Alltrista. IBCL Section 23-1-27-1 provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. Article VI, Section (C) of the Company Articles provides that the Corporation's shareholders will have no preemptive rights.

     Alltrista Delaware. Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. The Delaware Certificate will not provide for any such preemptive rights.

     Dividend Rights
     ---------------

     Alltrista. The IBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.

     Alltrista Delaware. Delaware corporations may pay dividends out of the excess of the net assets of the corporation (the "Surplus") less the consideration received by the corporation for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                       "FOR" THE REINCORPORATION PROPOSAL.

                  PROPOSAL 2 - APPROVAL OF THE AMENDMENT TO THE
           ALLTRISTA CORPORATION 1998 LONG-TERM EQUITY INCENTIVE PLAN

     The 1998 Long-Term Equity Incentive Plan (the "1998 Plan") was adopted by the Board and approved by our shareholders in 1998. The 1998 Plan was originally designed with a provision that automatically increases the number of shares available for issuance pursuant to equity awards granted thereunder by 1% of the outstanding shares of Common Stock each year, capping the total number of shares available each year at 1.5% of the outstanding (the "Evergreen Provision"). The Board has amended and restated the 1998 Plan to eliminate the Evergreen Provision in lieu of a fixed maximum number of shares available under the 1998 Plan.

     There are currently 87,040 shares of Common Stock available for issuance under the 1998 Plan pursuant to the Evergreen Provision. The Board believes that the current share allowance is insufficient to achieve the purposes of the 1998 Plan in the near-term. As part of the amendment and restatement of the 1998 Plan to eliminate the Evergreen Provision, the Board has increased the number of shares available for issuance thereunder by 350,000 for a plan maximum of 437,040 shares when added to the existing share allowance. The Board believes that the increase in share allowance is necessary to continue to attract and retain top management and Board talent and to further align the interests of the Corporations management and directors with those of the shareholders.

     The amendment and restatement of the 1998 Plan is subject to shareholder approval. We are seeking shareholder approval of the amendment and restatement in order to comply with the requirements of Sections 422 and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the requirements of the New York Stock Exchange, Inc. (the "NYSE"). The following summary of the amended and restated 1998 Plan is qualified in its entirety by reference to the text of the amended and restated 1998 Plan, a copy of which has been filed with the Securities and Exchange Commission.

            TERMS OF THE ALLTRISTA CORPORATION 1998 LONG-TERM EQUITY
                    INCENTIVE PLAN (as amended and restated)

Purpose

     The purpose of the 1998 Plan is to promote the Corporation's success by providing performance incentives for certain officers, employees, and individuals who provide services to us, and to enable these individuals to acquire or increase proprietary interest in our success.

Administration

     The 1998 Plan is administered by a committee of Directors appointed by and serving at the pleasure of the Board. Currently, the 1998 Plan is administered by the Compensation Committee (the entity administering the 1998 Plan from time to time will be referred to herein as the "Committee"). The Committee has authority, subject to the terms of the 1998 Plan, to (i) select individuals who will receive awards under the 1998 Plan; (ii) grant awards and determine the types and sizes of awards (except non-employee Director options which are granted pursuant to a formula or by the board of directors); (iii) determine the terms and conditions of the awards granted under the 1998 Plan (other than non-employee Director options); (iv) adopt, alter and repeal administrative rules governing the 1998 Plan; (v) interpret the terms and conditions of the 1998 Plan and the awards granted thereunder; and (vi) otherwise administer and supervise the 1998 Plan.

Eligibility

     Any employee of the Corporation or a subsidiary who serves in a key executive, administrative, professional, or technical capacity or other individual who serves the Corporation will be eligible to receive discretionary awards under the 1998 Plan. In addition, the 1998 Plan includes an annual stock option grant for non-employee Directors. The total number of individuals eligible to participate in the 1998 Plan is approximately 50 individuals, which includes the Named Executive Officers.

Common Stock Available

     As noted above, if the amendment and restatement of the 1998 Plan is approved by shareholders, the maximum number of shares authorized for issuance under the 1998 Plan will be 437,040, which includes the 87,040 shares currently available under the 1998 Plan and the additional 350,000 shares for which approval being sought. No employee may receive options or stock appreciation rights covering more than 400,000 shares in any calendar year. The price per share of Common Stock on the NYSE at the close of trading on November 12, 2001 was $15.40.

Types Of Awards

     The Committee has broad discretion to establish stock-based incentive awards designed to attract and retain key individuals and to motivate those individuals to maximize shareholder value by aligning their interests with those of the shareholders. The awards may consist of incentive stock options, nonqualified stock options, restricted stock, stock equivalent units, stock appreciation rights, and other stock-related forms of incentive compensation. The Committee has the authority, subject to the terms of the 1998 Plan, to select the individuals who will receive awards and determine the terms and conditions applicable to the awards. Awards may be paid in cash, shares of Common Stock, or a combination thereof. Pursuant to the 1998 Plan, non-employee Directors will only be eligible to receive nonqualified stock options under a formula program. Subject to certain limitations, the 1998 Plan grants each non-employee Director an annual option to purchase 1,000 shares of Common Stock with an exercise price equal to the fair market value of the shares on the date of grant.

Payment Of Exercise Price And Tax Withholding Obligations

     In general, the Committee may permit a participant to pay the exercise price for an option or other award and/or the participant's tax withholding obligations in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an award, or by a combination of these methods.

Change In Control

     In general, (i) all outstanding stock options, stock appreciation rights, and other stock rights will become fully exercisable, and (ii) all restrictions and conditions applicable to restricted stock and other awards exercisable for shares of Common Stock will be deemed to have been satisfied upon a Change In Control (as defined in the 1998 Plan).

Amendment, Effective Date, And Termination Of Plan

     The Board may amend, suspend, or terminate the 1998 Plan at any time. Shareholder approval of an amendment will be required only to the extent necessary to satisfy applicable federal and State law and stock exchange rules.

Federal Tax Consequences

     Set forth below is a brief description of the federal income tax consequences applicable to Options granted under the 1998 Plan.

     Incentive Stock Options
     -----------------------

     No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option ("ISO"), within the meaning of Section 422 of the Code. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

     If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-qualified stock option.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his alternative minimum tax liability or his "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

     Non-Qualified Stock Options
     ---------------------------

     With respect to nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the positive difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Special Rules Applicable to Corporate Insiders
     ----------------------------------------------

     Pursuant to Section 83 of the Code and the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option.

New Plan Benefits

     The following table sets forth the non-qualified stock options to be granted to the non-employee Directors under the automatic formula grant provision of the amended 1998 Plan at the next Annual Meeting of Shareholders.

Name and Position          Dollar Value              Number of Units
-----------------          ------------              ---------------

Non-Executive
Director Group             N/A                       6,000

As noted above, each non-employee Director will automatically be granted a non-qualified stock option to purchase 1,000 shares of Common Stock at each Annual Meeting of Shareholders. Except for the automatic formula grant of non-qualified stock options to non-employee Directors, the grant of awards under the amended 1998 Plan is entirely within the discretion of the Committee.

Vote Required To Approve The Amendment To The 1998 Plan

     Adoption of the amendment and restatement of the 1998 Plan requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ALLTRISTA CORPORATION 1998 PLAN.

          PROPOSAL 3 - APPROVAL OF THE ALLTRISTA CORPORATION 2001 STOCK
                                   OPTION PLAN

     The Board unanimously approved the 2001 Stock Option Plan (the "2001 Plan"), on September 24, 2001. The 2001 Plan provides for the grant of options to purchase shares of Common Stock to each of the non-employee directors of the Corporation and to Mr. Franklin and Mr. Ashken as of September 24, 2001. These option grants and the 2001 Plan are subject to shareholder approval. We are seeking shareholder approval of the 2001 Plan and the option grants thereunder in order to comply with the requirements of Section 162(m) of the Code and the requirements of the NYSE. The following summary of the 2001 Plan is qualified in its entirety by reference to the text of the 2001 Plan, which has been filed with the Securities and Exchange Commission.

Purpose

     The purpose of the 2001 Plan is to enable the Corporation to provide incentives to its executive officers and non-employee directors, to encourage them to make substantial contributions to the Corporation's future success, to align their compensation with the performance of the Corporation's Common Stock and to ensure that the Corporation can provide competitive compensation opportunities to such personnel. Unlike awards under the 1998 Plan, vesting of stock options granted under the 2001 Plan is intended to be tied to primarily to the increase in share value.

Administration

     The 2001 Plan is administered by a committee of Directors appointed by and serving at the pleasure of the Board. Currently, the 2001 Plan is administered by the Compensation Committee (the entity administering the 2001 Plan from time to time will be referred to herein as the "Committee"). The Committee may establish and adopt resolutions, rules and regulations for the administration of the 2001 Plan and may take such other action with regard to the 2001 Plan and the options granted thereunder as it deems appropriate, including the selection of additional executive officers to receive options.

Awards

     Options granted under the 2001 Plan will be nonqualified stock options ("NQSOs"); and not "incentive stock options" within the meaning of Section 422 of the Code.

     Under the terms of the 2001 Plan, on September 24, 2001, Mr. Franklin was granted Options with respect to 300,000 shares of Common Stock and Mr. Ashken was granted Options with respect to 150,000 shares of Common Stock. In addition, on September 24, 2001, each of the non-employee Directors of the Corporation was granted Options with respect to 20,000 shares of Common Stock. All Options granted under the 2001 Plan have a per-share exercise price equal to the Fair Market Value (defined as the most recent closing price of a share of Common Stock on the New York Stock Exchange) of one share of Common Stock as of the date of grant. The per-share exercise price of the Options granted above is $10.95 which represents the Fair Market Value of a share of Common Stock as of close of business on September 21, 2001.

     As noted above, the 2001 Plan and these Option grants are subject to shareholder approval and if not approved, the plan and the Options will be void. The Committee has discretion to grant additional Options with respect to an additional 80,000 shares of Common Stock to any executive officer of the Corporation and its subsidiaries. Approximately 14 individuals, including Messrs. Franklin and Ashken and the non-employee Directors, are currently eligible to participate in the 2001 Plan. The option exercise price may be paid
(i) in cash, by check, (ii) in shares of Common Stock (with the consent of the Committee) or (iii) by any other means approved by the Committee.

     Options granted under the 2001 Plan will vest and become exercisable on the earlier of (i) the first date after the grant date on which the Fair Market Value of a Common Share equals or exceeds seventeen dollars ($17.00) or (ii) the seventh anniversary of the date of grant. All vesting with respect to Options held by a particular Optionee shall cease upon such Optionee's termination of employment or service with the Company. Options granted to individuals other than Messrs. Franklin and Ashken will expire on the earlier of (i) the tenth anniversary of the date of grant or (ii) the date that is one year after the Optionee terminates his or her employment or directorship with the Company. One-half of Mr. Franklin's and Mr. Ashken's Options, respectively, will expire immediately on the earlier of (i) their voluntary resignation from service with the Company, respectively, if such resignation occurs on or before March 31, 2002, (ii) the first anniversary of the date of their death or (iii) the tenth anniversary of the date of grant. The remainder of Messrs. Franklin's and Ashken's Options will expire on the earlier of (i) the first anniversary of the date of their death or (ii) tenth anniversary of the date of grant.

     The total number of shares of Common Stock which may be issued under the 2001 Plan including those subject to the Options granted to Messrs. Franklin and Ashken and to the non-employee Directors noted above is limited to 650,000. No employee may receive Options covering more than 400,000 shares of Common Stock in any calendar year.

     Unless otherwise determined by the Committee, either at the date of grant or some later date, all Options under the 2001 Plan are nontransferable and may be exercised only by the grantee or the grantee's heirs, legatees or personal representatives.

     The Committee also has discretion to make adjustments to the 2001 Plan and outstanding Options in the event of certain adjustments in capitalization of the Corporation and other corporate events, including adjusting the number of shares subject to the 2001 Plan and each Option and the exercise price and value determinations applicable to Options as appropriate to preserve the economic terms of the Options.

     The Committee may amend or terminate the 2001 Plan at any time, in its sole discretion, provided that any such termination or amendment may not adversely affect any outstanding Option without the consent of the optionee.

Market Value

     The price per share of Common Stock on the NYSE at the close of trading on November 12, 2001 was $15.40.

Federal Tax Consequences

     Set forth below is a brief description of the federal income tax consequences applicable to Options granted under the 2001 Plan.

     (1) No income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the positive difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Special Rules Applicable to Corporate Insiders
     ----------------------------------------------

     Pursuant to Section 83 of the Code and the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Corporation and persons owning more than 10 percent of the outstanding shares of stock of the Corporation ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option.

Accounting Impact

     Because the Options granted to Messrs. Franklin and Ashken and the non-employee Directors are subject to the approval of the shareholders which cannot occur until the Special Meeting, the Options will result in a one-time charge to income if the fair market value of the Common Stock at the time of shareholder approval exceeds the $10.95 exercise price of the Options (the "Spread"). The accounting charge, if any, will be equal to the number of shares of Common Stock underlying the Options multiplied by the Spread.

New Plan Benefits

     The following table sets forth the Options to be granted to Messrs. Franklin, Ashken and the non-employee Directors under 2001 Plan.

Name and Position                   Dollar Value                 Number of Units
-----------------                   ------------                 ---------------

Martin E. Franklin
Chairman and
Chief Executive Officer                 N/A                           300,000

Ian G. H. Ashken
Vice Chairman and
Chief Financial Officer                 N/A                           150,000

Mr. Richard L. Molen

Director                                N/A                            20,000

Mr. Lynda W. Popwell
Director                                N/A                            20,000

Mr. Douglas W. Huemme
Director                                N/A                            20,000

Mr. Patrick W. Rooney
Director                                N/A                            20,000

Mr. Robert L. Wood
Director                                N/A                            20,000

Mr. David L. Swift
Director                                N/A                            20,000


     In addition to the grants set forth above, the Committee may grant Options with respect to an additional 80,000 shares of Common Stock under the 2001 Plan to other executive officers of the Corporation. Because future Option grants under the 2001 Plan are entirely within the discretion of the Committee, the Corporation cannot forecast the extent of awards that will be granted in the future.

Vote Required to Approve the 2001 Stock Option Plan

     Approval of the 2001 Plan Proposal requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2001 STOCK OPTION PLAN.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     So far as is known to the Board, the following table indicates the only beneficial owners of more than five percent of the Corporation's outstanding Common Stock as of November 12, 2001. The information shown below is derived from the latest reports provided to the Corporation by the entities named below. Unless otherwise noted, the Corporation believes that the persons named in this table have sole voting and dispositive power with respect to the shares listed.

Name and Address of Beneficial Owner               Shares Beneficially Owned            Percent of Class (6)
------------------------------------               -------------------------            --------------------
AXA Financial, Inc.                                       756,730(1)                           11.86%
1290 Avenue of the Americas, 11th Floor
New York, NY  10104

Marlin Partners II, L.P.                                    647,100                            10.14
555 Theodore Fremd Avenue, Suite B-302
Rye, NY  10580

First Manhattan Co.                                       605,459(2)                            9.49
437 Madison Avenue
New York, NY  10022-7002

Steel Partners II, L.P.                                   626,000(3)                             9.8
150 East 52nd Street, 21st Floor
New York, NY  10022

Wachovia Corporation and Wachovia Bank,                   364,700(4)                            5.71
National Association
100 North Main Street
Winston-Salem, NC  27104

-----------------------------

(1)  Based solely on a Schedule 13G filed as amended and filed February 12, 2001, with the Securities and
     Exchange Commission ("SEC") by a group (collectively referred to hereinafter as the "AXA Group") and their subsidiaries. The AXA Group includes AXA Financial, Inc.; AXA, the majority shareholder of AXA
     Financial, Inc.; and four French mutual insurance companies which, as a group, control AXA: AXA
     Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurances Mutuelle and AXA
     Courtage Assurances Mutuelle. The address of AXA is 25, avenue Matignon, 75008 Paris, France. The address for AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle and AXA Conseil Vie Assurances
     Mutuelle is 370, rue Saint Honore, 75001 Paris, France. The address for AXA Courtage Assurances Mutuelle is 26, rue Louis le Grand, 75002 Paris, France. The AXA Group has sole voting power over 627,875 of these shares and shared voting power over 7,305 of these shares.

(2)  Based solely on a Schedule 13G as amended and filed February 7, 2001, with the SEC by First Manhattan
     Co. The Schedule 13G further reports that First Manhattan Co. has sole dispositive power and power to vote 17,550 of these shares, shared power to vote 581,099 of these shares, and shared dispositive power of 587,909 of these shares. First Manhattan Co. disclaims dispositive power as to 1,000 of such shares and beneficial ownership as to 91,300 of such shares.

(3)  Based solely on a Schedule 13D filed August 28, 2001, with the SEC by Steel Partners II, L.P.

(4)  Based solely on a Schedule 13G as amended and filed February 14, 2001, with the SEC by Wachovia
     Corporation and Wachovia Bank, National Association. The Schedule 13G further reports that Wachovia
     Corporation and Wachovia Bank, National Association has sole dispositive power and power to vote 364,550 of these shares, shared dispositive power and power to vote 150 of these shares.


                                                    -27-



(5)  Percent of Class is based upon the common shares outstanding and entitled to vote as of September 30,
     2001. There were 6,381,483 shares outstanding and entitled to vote as of September 30, 2001.

                                            SECURITY OWNERSHIP BY
                                           MANAGEMENT AND DIRECTORS

The following table lists the beneficial ownership Common Stock of the Corporation, as of the close of business on November 12, 2001, held by director nominees, continuing directors, each of the non-director executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. Unless otherwise noted, the beneficial owner has sole voting and investment power.

                                           Shares Beneficial           Percent
Name of Beneficial Owner                       Ownership(1)          of Class(3)
------------------------                       ---------             -----------

Martin E. Franklin.........................     647,100(2)             10.14%
Ian G. H. Ashken...........................     647,100(2)             10.14%
Douglas W. Huemme..........................       1,675                   *
Angela K. Knowlton.........................       4,707                   *
Richard L. Molen...........................       5,400                   *
Lynda W. Popwell...........................       3,425                   *
Patrick W. Rooney..........................       5,500                   *
David L. Swift.............................       6,100                   *
J. David Tolbert...........................       6,301                   *
Robert L. Wood.............................       1,000                   *

All of the above and present executive
Officers as a group (10 persons)...........     681,208                10.67%

--------------------------------

*    Less than 1%

(1) The shares shown include the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of March 23, 2001: Mr. Huemme, 1,000 shares; Ms. Knowlton, 3,500 shares; Mr. Molen, 5,050 shares; Ms. Popwell, 3,000 shares; Mr. Rooney, 4,700 shares; Mr. Swift, 5,400 shares; Mr. Tolbert, 4,500 shares; Mr. Wood, 1,000 shares, and all of the above and the present executive officers as a group, 1,275,708

(2) The 300,000 options to purchase Common Stock granted to Martin E. Franklin and the 150,000 options to purchase Common Stock granted to Ian G.H. Ashken pursuant to the 2001 Stock Option Plan are not included because such option grants are subject to shareholder approval.

(3) Percent of Class is based upon the common shares outstanding and entitled to vote as of September 30, 2001. There were 6,381,483 shares outstanding and entitled to vote as of September 30, 2001.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the annual and long-term compensation of the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") of the Corporation for the year ended December 31, 2000 for services in all capacities to the Corporation. Kevin D. Bower and Thomas B. Clark resigned from the Corporation as of September 25, 2001 and Jerry T. McDowell resigned from the Corporation on August 17, 2001. Martin E. Franklin was appointed Chairman and Chief Executive Officer and Ian G. H. Ashken was appointed Vice Chairman, Chief Financial Officer and Secretary on September 25, 2001.

                                                   Annual Compensation         Long-Term Compensation
                                                 ----------------------      --------------------------
                                                                                Award          Payout
                                                                             -----------    -----------
                                                                             Securities
                                                                             Underlying         LTIP          All Other
Name and Principal Positions (1)     Year        Salary       Bonus (2)      Options (#)    Payouts (3)    Compensation (4)
--------------------------------     ----        ------       ---------      -----------    -----------    ----------------
Thomas B. Clark (5)...........       2000       $331,923      $      0          15,000        $    0          $ 65,856
   Chairman, President and           1999        309,461       402,300               0         3,226            48,152
     Chief Executive Officer         1998        281,134       248,523               0         4,839            36,597

Kevin D. Bower (6)............       2000        174,615             0          10,000             0            13,805
   Senior Vice President and         1999        157,692       157,692               0           860            12,400
     Chief Financial Officer         1998        149,038       101,346               0         1,290            11,218

Angela K. Knowlton(7).........       2000        123,461             0           7,500             0             8,344
   Vice President, Finance and
     Treasurer

Jerry T. McDowell.............       2000        216,407             0          10,000             0            52,217
   Group Vice President,             1999        201,638       201,638               0        22,630            57,097
     Metal Products                  1998        209,192       104,596               0        11,315            41,780

J. David Tolbert..............       2000        134,653             0           7,500             0            10,119
   Vice President, Human             1999        129,615        77,769               0             0             9,887
     Resources and Administration    1998        117,692        48,018               0             0             8,680

-----------------------

(1)  Martin E. Franklin was appointed Chairman and Chief Executive Officer on September 25, 2001. Ian G. H. Ashken was
     appointed Vice Chairman, Chief Financial Officer and Secretary on September 25, 2001. Messrs. Franklin and Ashken will each be paid an initial salary of $200,000. In connection with such employment, the Corporation granted 300,000 options to purchase Common Stock, subject to shareholder approval of the 2001 Stock Option Plan to Mr. Franklin and 150,000
     options to purchase Common Stock, subject to shareholder approval of the 2001 Stock Option Plan to Mr. Ashken.

(2)  The Named Executive Officers did not receive a payment from the EVA/Growth Plan for 2000.

(3)  Represents amounts paid from the "bank" under the Corporation's EVA/Growth Plan for prior performance (See "Report of
     The Executive Compensation Committee, Cash Compensation"). For the year 2000, the following negative performance amounts were applied against the positive bank balances carried over from prior year's performance, thus reducing the balances that otherwise would have been distributed in future years: Mr. Clark, ($58,252); Mr. Bower, ($23,573); Ms.
     Knowlton, ($10,000); Mr. McDowell, ($30,297) and Mr. Tolbert, ($10,906).

(4)  The amounts shown in the All Other Compensation column for 2000 are comprised as follows: Mr. Clark--above-market interest on deferred compensation account, $11,825; life insurance premiums, $828; long-term disability premiums,
     $6,741; the Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $7,650; the Corporation's contribution to the excess savings and retirement account for 2000, $32,012. Mr. Bower--life insurance premiums, $828; long-term disability premiums, $995; the
     Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $2,550; the Corporation's contribution to the excess savings and retirement


                                                            -30-



     account for 2000, $2,632. Ms. Knowlton--life insurance premiums, $690; long-term disability premiums, $609; the
     Corporation's match on the employee's 401(k) contribution, $4,938; the Corporation's additional contribution to the employee's 401(k), $1,700; the Corporation's contribution to Employee Stock Purchase Plan, $260; the Corporation's
     contribution to the excess savings and retirement account for 2000, $147. Mr. McDowell--above-market interest on deferred compensation account, $21,670; life insurance premiums, $828; long-term disability premium, $1,233; the
     Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $7,650; the Corporation's contribution to the excess savings and retirement account for 2000,
     $14,036. Mr. Tolbert--life insurance premiums, $744; long-term disability premiums, $665; the Corporation's match on the employee's 401(k) contribution, $5,386; the Corporation's additional contribution to the employee's 401(k), $1,700;
     the Corporation's contribution to Employee Stock Purchase Plan, $1,200; the Corporation's contribution to the excess savings and retirement account for 2000, $424.

(5)  Mr. Clark resigned as Chairman, President and Chief Executive Officer on September 25, 2001.

(6)  Mr. Bower resigned as Senior Vice President and Chief Financial Officer on September 25, 2001.

(7)  Information regarding annual and long-term compensation for Ms. Knowlton for 1999 and 1998 has not been included as she was not a Named Executive Officer for those years.

Long-Term Incentive Plan

                           Awards in Last Fiscal Year

     The following table summarizes the performance share grants of stock equivalent units in 2000 for the Named Executives Officers.

                                                                                     Estimated Future Payouts
                                                                             Under Non-Stock Price-Based Plans (4)(5)
                  Name                                      Performance    ------------------------------------------
                                            Number of      Period Until      Threshold        Target       Maximum (#
                  Name                        Units         Maturation     (# of shares)   (# of shares)   of shares)
                  ----                        -----         ----------     -------------   -------------   ----------
Thomas B. Clark.......................       2,333(1)        1998-2000          -0-            2,333          3,499
                                             2,759(2)        1999-2001          -0-            2,759          4,138
                                             2,992(3)        2000-2002          -0-            2,992          4,488
Kevin D. Bower........................         705(1)        1998-2000          -0-              705          1,058
                                               833(2)        1999-2001          -0-              833          1,249
                                               904(3)        2000-2002          -0-              904          1,356
Angela K. Knowlton....................         411(1)        1998-2000          -0-              411            617
                                               486(2)        1999-2001          -0-              486            729
                                               527(3)        2000-2002          -0-              527            791
Jerry T. McDowell.....................         705(1)        1998-2000          -0-              705          1,058
                                               833(2)        1999-2001          -0-              833          1,249
                                               904(3)        2000-2002          -0-              904          1,356
J. David Tolbert......................         411(1)        1998-2000          -0-              411            617
                                               486(2)        1999-2001          -0-              486            729
                                               527(3)        2000-2002          -0-              527            791

---------------

(1)  The third grant of Stock Equivalent Units ("Units") for the performance period of three consecutive calendar years beginning January 1, 1998 under the 1998 Long-Term Equity Incentive Plan. The three-year program 1998-2000 ended December 31, 2000 and as a result of the actual levels of performance during the three-year period there was no payout for this Plan.

(2)  The second grant of stock Units for the performance period of three consecutive calendar years beginning January
     1, 1999, under the 1998 Long-Term Equity Incentive Plan.

(3)  The first grant of stock Units for the performance period of three consecutive calendar years beginning January
     1, 2000, under the 1998 Long-Term Equity Incentive Plan.

(4)  Units will be convertible into shares of Common Stock following the end of the three-year performance period based on the Corporation's actual performance compared to threshold, target and maximum performance levels established by the Committee. If the threshold level of performance is not exceeded, the Units will be forfeited and no shares of Common Stock will be issued. If the target level of performance is achieved, then Units will be convertible into shares of Common Stock equal in number to the target number of shares of Common Stock. If the maximum level of performance is achieved or exceeded, then Units will be convertible into shares of Common Stock equal in number to 150% of the target number of shares. The number of shares into which Units are convertible for levels of performance between threshold and target and between target and maximum will be based on interpolation.
     If a recipient of Units terminates employment prior to the end of the three-year performance period for any reason other than retirement, disability or death, the recipient forfeits all rights with respect to the Units.

(5)  The Estimated Future Payout for Target and Maximum are as of the grant date for each performance period. The three-year program 1998-2000 ended December 31, 2000 and as a result of the actual levels of performance during the three-year period there was no payout for this Plan.

                              Option Grants in 2000

     The following table summarizes the grants of stock options awarded during 2000 under the Corporation's Stock Option Plan to the Named Executive Officers.

                                      Individual Grants                                                Potential Realizable Value
                           -------------------------------------------                                  at Assumed Rates of Stock
                                                   Percentage of Total                                   Price Appreciation for
                           Number of Securities    Options Granted to                                        Option Term (3)
                           Underlying Options      Employees in Fiscal     Exercise       Expiration   --------------------------
             Name              Granted (1)                2000            Price($/Sh.)     Date (2)          5%           10%
-------------------------- --------------------    -------------------    ------------    ----------     --------     ---------
Thomas B. Clark............        15,000                 20.5%             $12.50        12/21/2010     $117,917     $298,826
Kevin D. Bower.............        10,000                 13.7%              12.50        12/21/2010       78,611      199,217
Angela K. Knowlton.........         7,500                 10.3%              12.50        12/21/2010       58,958      149,413
Jerry T. McDowell..........        10,000                 13.7%              12.50        12/21/2010       78,611      199,217
J. David Tolbert...........         7,500                 10.3%              12.50        12/21/2010       58,958      149,413

----------

(1)  Options were granted to the Named Executive Officers on December 21, 2000, and are exercisable in four equal annual installments beginning one year from the date of grant.

(2)  Subject to earlier expiration if the executive officer ceases to be an employee of the Corporation.

(3)  The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the Securities and
     Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the market value of the Corporation's Common Stock.


                       Aggregated Option Exercises in 2000
                        and Fiscal Year-End Option Values

     The following table summarizes the stock options exercised during 2000 and the stock options outstanding on December 31, 2000, for the Named Executive Officers.

                                                                   Number of Securities           Value of Unexercised
                                                                 Underlying Unexercised at      In-the-Money Options at
                                                                     December 31, 2000            December 31, 2000(1)
                              Shares Acquired       Value      ----------------------------   ---------------------------
             Name               on Exercise        Realized    Exercisable    Unexercisable   Exercisable   Unexercisable
----------------------------  ---------------      --------    -----------    -------------   -----------   -------------
Thomas B. Clark.............         0              $0.00        31,750          16,750          $1,875        $15,000
Kevin D. Bower..............         0               0.00        10,834          10,625             364         10,000
Angela K. Knowlton..........         0               0.00         3,125           7,875               0          7,500
Jerry T. McDowell...........         0               0.00        26,502          11,250           3,403         10,000
J. David Tolbert............         0               0.00         7,875           1,000             250          7,500

----------

(1)  Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Alltrista Common Stock at the close of trading on December 31, 2000. The closing market price on that date was $13.50 per share.

                             DIRECTORS' COMPENSATION

     Directors who are not employees of the Corporation receive as compensation an annual retainer of $12,000 and an annual fee of $1,500 if he or she serves as chairman of a Board committee. In addition, non-employee directors will be paid a fee of $750 for attendance at each Board meeting, $600 per day for attendance at one or more committee meetings, $625 for participation in a telephonic Board meeting, and $500 for participation in a telephonic committee meeting. If a non-employee director were to serve as Chairman of the Board, he would receive as compensation an annual retainer of $36,000, plus meeting fees at the same rate as those for other non-employee directors. Directors who are also employees of the Corporation receive no additional compensation for their service on the Board or on any Board committee.

     Pursuant to the Alltrista Corporation 1997 Deferred Compensation Plan for Directors, non-employee directors may elect to receive in cash all or any part of the director compensation payable, with the remaining portion deferred under various deferred compensation options selected by the participant. The participant may elect to have the deferrals paid at a future date, either in a lump sum or in up to fifteen substantially equal annual installments. The Corporation's 1998 Plan authorizes the grant of an option to acquire 1,000 shares of the Corporation's Common Stock on April 30 of each year to each non-employee director. Ms. Popwell and Messrs. Huemme, Molen, Rooney, Swift and Wood each were granted an option to acquire 1,000 shares of common stock in 2000. The exercise price for each share of the Corporation's Common Stock subject to the option granted to such director will be equal to the fair market value of a share of the Corporation's Common Stock as of the date such option is granted. The option will be a non-qualified option and will expire ten years after the date it is granted. The option will become exercisable at the earlier of one year subsequent to the date the option was granted or upon the optionee's death, disability or attainment by the optionee of age 70.

                                  OTHER MATTERS

     The Corporation knows of no other business to be acted upon at the Special Meeting. However, if any business is properly presented at the Special Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                             SHAREHOLDERS PROPOSALS

     Proposals of shareholders intended to be presented at the 2002 Annual Meeting and included in the Corporation's 2002 Proxy Statement must be in writing and received by the Company Secretary at the Corporation's principal executive offices, 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580, by December 3, 2001. In order to be considered timely under the Corporation's Bylaws, as amended, shareholder proposals and shareholder nominations of candidates for election to the Board of Directors intended to be presented at the 2002 Annual Meeting, but not included in the Corporation's 2002 Proxy Statement, must be in writing and received by the Company Secretary at the address set forth in the immediately preceding sentence not later than March 3, 2002 and not earlier than February 1, 2002.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                         SOLICITATION AND OTHER MATTERS

     The cost of soliciting proxies will be paid by the Corporation. In addition to solicitations by mail, some directors, officers and regular employees of the Corporation, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition, the Corporation has engaged Mackenzie Partners, Inc. to assist it in the solicitation of proxies, for a fee of approximately $6,000, plus out-of-pocket expenses. As of the date of this Proxy Statement, the Board of the Corporation has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

                                        By Order of the Board of Directors



                                        Ian G.H. Ashken
                                        Company Secretary

November __, 2001
Rye, New York

         PLEASE MARK
   [X]   VOTES AS IN
         THIS EXAMPLE.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the proposals 1, 2 and 3.

                                        FOR            AGAINST           ABSTAIN

1.   Proposal to approve the
     reincorporation of the
     Corporation in the State of
     Delaware and in connection
     therewith an increase in the
     number of shares of Common
     Stock authorized for issuance.     [ ]              [ ]               [ ]

2.   Proposal to amend the
     Corporation's 1998 Long-Term
     Stock Incentive Plan to
     increase the number of shares
     of Common Stock that may be
     issued thereunder by 350,000
     shares and to eliminate that
     annual automatic share
     increase currently provided
     for in the Plan.                   [ ]              [ ]               [ ]

3.   Proposal to approve the
     Corporation's 2001 Stock
     Option Plan.                       [ ]              [ ]               [ ]

Please sign exactly as name appears at left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


--------------------------------------------------------------------------------
Signature                                                                   Date


-------------------------------------------------------------------------------
Signature (if held jointly)                                                 Date


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                    The Board of Directors recommends a vote
                                       FOR
                           proposals 1, 2 and 3 above.

             ALLTRISTA CORPORATION     PROXY/VOTING INSTRUCTION CARD

555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580

--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON DECEMBER __, 2001.

The undersigned hereby appoints Martin E. Franklin and Ian G. H. Ashken, and each or any of them as Proxies, with full power of substitution, to vote all shares of Alltrista Corporation Common Stock entitled to be voted by the undersigned for Proposal 1, 2 and 3 referred to on the reverse side of this Proxy Card and described in the Proxy Statement, and on any other business as properly may come before the Special Meeting of Shareholders on ___________, 2001, or any adjournment thereof.

This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Items 1, 2 and 3.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                             YOUR VOTE IS IMPORTANT

                     Please sign, date and return your proxy
                            in the enclosed envelope.

                                                                         ANNEX A

                              ALLTRISTA CORPORATION

                      1998 LONG-TERM EQUITY INCENTIVE PLAN
                 (amended and restated as of November 8, 2001 )

                                   ARTICLE I.

                            ESTABLISHMENT AND PURPOSE

     SECTION 1.01. ESTABLISHMENT AND TERM OF PLAN. Alltrista Corporation, an Indiana corporation ("Alltrista" or the "Company"), has established the Alltrista Corporation 1998 Long-Term Equity Incentive Plan (the "Plan"), effective as of January 1, 1998, subject to the approval of the Plan at the next Annual Meeting of Shareholders of Alltrista Corporation by the holders of a majority of the shares of Alltrista common stock entitled to vote at that meeting.

     SECTION 1.02. PURPOSE. The Plan is designed to promote the interests of Alltrista Corporation (the "Company"), its subsidiaries, and its shareholders by providing stock-based incentives to selected key employees and Non-Employee Directors who are expected to contribute materially to the success of the Company and its subsidiaries. The purpose of the Plan is to provide a means of rewarding outstanding performance and to provide an opportunity to increase the personal ownership interest of its key employees and Non-Employee Directors in the continued success of the Company. The Company believes that the Plan will assist its efforts to attract and retain quality employees and Non-Employee Directors.

                                  ARTICLE II.

                                   DEFINITIONS

     SECTION 2.01. DEFINITIONS. When capitalized in this Plan, unless the context otherwise requires:

     (a) "Award" means a grant made to a Participant pursuant to Article VI of this Plan.

     (b) "Award Agreement" means a written instrument between the Company and a Participant evidencing an Award and prescribing the terms, conditions, and restrictions applicable to the Award.

     (c) "Board of Directors" means the Board of Directors of Alltrista Corporation as constituted at any time.

     (d) "Change In Control" means the first to occur of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

          (ii) at any time during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director whose initial assumption of office in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, including but not limited to Messrs. Martin E. Franklin and Ian G.H. Ashken) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50 percent or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a committee consisting of two or more non-employee directors (within the meaning of Rule 16b-3 of the 1934 Securities Exchange Act) designated by the Board of Directors.

     (g) "Common Share" means a share of common stock of Alltrista Corporation.

     (h) "Common Shares Outstanding" means the total number of Common Shares outstanding as reflected in the Company's financial statements as of the most recent fiscal year-end.

     (i) "Company" means Alltrista Corporation.

     (j) "Director" means a director of the Company.

     (k) "Director Option" means a right to purchase Common Shares granted to a Director pursuant to Article VII.

     (l) "Disabled" or "Disability" means a permanent disability as defined in the applicable long-term disability plan of the Company; except that "Disabled" or "Disability" with respect to Director Options shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

     (m) "Employee" means any individual employed by the Company or any of its Subsidiaries, including officers and Employees who are members of the Board of Directors of the Company or any of its Subsidiaries.

     (n) "Fair Market Value" of Common Shares means the value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

     (o) "Incentive Stock Options" means stock options which qualify under and meet the requirements of Section 422 of the Code.

     (p) "Non-Employee Director" means any Director of the Company who is not an Employee of the Company or any of its Subsidiaries.

     (q) "Non-Qualified Stock Options" means stock options which do not qualify under or meet the requirements of Section 422 of the Code.

     (r) "Participant" means any person to whom an Award has been granted under this Plan.

     (s) "Plan" means this Alltrista Corporation 1998 Long-Term Equity Incentive Plan authorized by the Board of Directors at its meeting held on January 30, 1998, as such Plan from time to time may be amended as herein provided.

     (t) "Restricted Stock" means an Award of Common Shares that are nontransferable and are subject to a substantial risk of forfeiture.

     (u) "Retirement" means, in the case of an Employee, the termination of all employment with the Company and its subsidiaries for any reason other than death after the day on which the employee has attained age 55. Retirement means, in the case of a Non-Employee Director, termination of all service as a Director for any reason other than death or Total Disability after the Director has reached age 70.

     (v) "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (w) "Stock Appreciation Right" has the meaning given to it in Section 6.02(b).

     (x) "Stock Equivalent Unit" means an Award that is valued by reference to the value of Common Shares.

     (y) "Stock Options" means the Incentive Stock Options and the Non-Qualified Stock Options issued pursuant to the Plan.

     (z) "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the date of grant, each of the companies other than the last company in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                                  ARTICLE III.

                                 ADMINISTRATION

     SECTION 3.01. ADMINISTRATIVE COMMITTEE. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

     SECTION 3.02. POWERS OF THE COMMITTEE. The Committee shall, subject to the terms of this Plan, have the authority to: (i) select the eligible employees who shall receive Awards, (ii) grant Awards (other than Director Options), (iii) determine the types and sizes of Awards to be granted to employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards (other than Director Options), (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate with respect to awards granted to employees who are not officers of the Company.

     SECTION 3.03. ACTIONS OF THE COMMITTEE. All actions taken and all interpretations and determinations made in good faith by the Committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself; but any such member may be counted in determining the existence of a quorum of the Committee.

                                  ARTICLE IV.

                                   ELIGIBILITY

     SECTION 4.01. EMPLOYEES. Any employee of the Company or any of its Subsidiaries who, in the judgment of the Committee serves the Company or a Subsidiary in a key executive, administrative, professional, or technical capacity, shall be eligible for the grant of Awards (other than Director Options). The selection of the employees to receive Awards (other than Director Options) shall be within the discretion of the Committee. More than one Award may be granted to the same employee.

     SECTION 4.02. NON-EMPLOYEE DIRECTORS. All Non-Employee Directors are eligible for the grant of Director Options, as provided in Section 7 of this Plan. Non-Employee Directors are not, however, eligible for the grant of any Awards other than Director Options.

                                   ARTICLE V.

                      SHARES SUBJECT TO AWARDS; ADJUSTMENT

     SECTION 5.01. NUMBER OF COMMON SHARES. The shares subject to the Awards and other provisions of the Plan shall be the Company's authorized, but unissued, or reacquired Common Shares. The aggregate number of Common Shares that may be subject to Awards granted under this Plan shall not exceed 437,040. No employee of the Company may receive options or stock appreciation rights covering more than 400,000 Common Shares in any calendar year.

     The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, shall not reduce the number of Common Shares available for the grant of Awards under this Plan. Common Shares subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) shall again be available for grant under this Plan, subject to the limitations noted in the foregoing paragraph of this Section 5.01.

     SECTION 5.02. ADJUSTMENT. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock split-up, spin-off, split-off, stock dividend, or distribution to shareholders (other than normal cash dividends), the Committee shall adjust the number and class of shares that may be issued under this Plan, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of Incentive Stock Options, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Awards, as appropriate. All determinations made by the Committee with respect to adjustments under this
Section 5.02 shall be conclusive and binding for all purposes of the Plan.

                                  ARTICLE VI.

                                     AWARDS

     SECTION 6.01. GRANT OF AWARDS. Awards authorized under this Article VI may be granted pursuant to another incentive program which incorporates by reference the terms and conditions of this Plan. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company whether or not such other awards were granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Shares or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Common Shares that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

     SECTION 6.02. TYPES OF AWARDS. Awards may include, but are not limited to, the following:

     (a) DIRECTOR OPTION. A right to purchase Common Shares granted to a Director pursuant to Article VII of this Plan.

     (b) STOCK APPRECIATION RIGHT. A right to receive a payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of Common Shares on the date the right is exercised over (B) the Fair Market Value, or other specified valuation, on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change In Control, or may be unconditional, as determined by the Committee.

     (c) STOCK AWARD. An Award that is made in Common Shares, Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

     (d) STOCK OPTION. A right to purchase a specified number of Common Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee in the Award Agreement, Incentive Stock Options must comply with the requirements of Section 422 of the Code, Section 6.03(f), and this Article VI.

     SECTION 6.03. TERMS AND CONDITIONS OF AWARDS; AGREEMENTS. Awards granted under the Plan shall be evidenced by a written agreement ("Award Agreement") executed by the Company and the Participant, which shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

     (a) NUMBER OF SHARES. The Award Agreement shall state, as appropriate, the type and total number of shares (i) granted, (ii) with respect to which Stock Appreciation Rights or Stock Equivalent Units are granted, and/ or (iii) with respect to which Stock Options are granted.

     (b) AWARD PRICES. The Award Agreement shall state, as applicable, the price per share of the Common Shares with respect to which Stock Options are issued and the Fair Market Value or other appropriate valuation of Common Shares with respect to which Stock Appreciation Rights are issued. The price or other value shall be determined by the Committee. For Incentive Stock Options, the exercise price shall satisfy all of the requirements of the Code and of Section 6.03(f) of this Plan.

     (c) PAYMENT OF EXERCISE PRICE; DEFERRAL. The exercise price of a Stock Option (other than an Incentive Stock Option), Director Option, Stock Appreciation Right, and any Stock Award for which the Committee has established an exercise price may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Common Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

     With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award (other than Director Options) may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Awards.

     (d) ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS. The Company may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete;

provided, however, a person purchasing shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

     (e) RIGHTS AS A SHAREHOLDER. Unless otherwise provided by the Board of Directors or the Committee, a Participant shall have rights as a shareholder with respect to shares covered by an Award, including voting rights or rights to dividends, only upon the date of issuance of a certificate to him and, if payment is required, only after such shares are fully paid.

     (f) INCENTIVE STOCK OPTIONS. To the extent any Award granted pursuant to this Plan contains an Incentive Stock Option, the following limitations and conditions shall apply to such Incentive Stock Option and the Award Agreement relating thereto in addition to the terms and conditions provided herein:

          (i) PRICE. The price of an Incentive Stock Option shall be an amount per share not less than the Fair Market Value per share of the Common Shares on the date of granting of the option. In the case of Incentive Stock Options granted to an employee of the Company who is a 10% Shareholder, the option price shall be an amount per share not less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Shares on the date of the granting of the Incentive Stock Option.

          (ii) EXERCISE PERIOD. Unless terminated earlier pursuant to other terms and provisions of the Award Agreement, the term of each Incentive Stock Option shall expire within the period prescribed in the agreement relating thereto, which shall not be more than five (5) years from the date the Incentive Stock Option is granted, if the Participant is a 10% Shareholder, and not more than ten (10) years from the date the Incentive Stock Option is granted, if the Participant is not a 10% Shareholder.

          (iii) LIMITATION ON GRANTS. No Incentive Stock Option shall be granted under this Plan after January 30, 2008.

          (iv) LIMITATION ON TRANSFERABILITY. No Incentive Stock Option shall be assignable or transferable except by will or under the laws of descent and distribution. During the lifetime of a Participant, the Incentive Stock Option shall be exercisable only by the Participant and may not be transferred or assigned pursuant to a qualified domestic relations order.

          (v) MAXIMUM EXERCISE RULE. The aggregate Fair Market Value (determined at the time the option is granted) of the shares with respect to which

     Incentive Stock Options are exercisable for the first time by an employee during any calendar year under all such plans of the Company and any parent or subsidiary corporation of the Company shall not exceed One Hundred Thousand Dollars ($100,000).

     (g) TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS. The Committee may cancel any unexpired, unpaid, or deferred Awards at any time, if the Participant is not in compliance with all applicable provisions of this Plan or with any Award Agreement or if the Participant, whether or not he or she is currently employed by the Company, engages in any of the following activities without the prior written consent of the Company:

          (i) Directly or indirectly renders services to or for an organization, or engages in a business that is, in the judgment of the Committee, in competition with the Company.

          (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential or proprietary information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

     The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Award Agreement and has not engaged in any activities referred to in clauses (i) and
(ii) above.

     (h) NONTRANSFERABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order, and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative.

     SECTION 6.04. ELECTION TO DEFER GRANT OR RECEIPT OF AWARD. Notwithstanding any provision herein to the contrary, the Committee may provide, in any Award Agreement or in any program granting Awards under this Plan, that the Participant may elect to defer receipt of the Award as provided in the Award Agreement or program.

                                  ARTICLE VII.

                                DIRECTOR OPTIONS

     SECTION 7.01. GRANT OF DIRECTOR OPTIONS.

     (a) ADMINISTRATION. A committee formed by only those Directors other than Non-Employee Directors shall have full authority to administer Director Options, including authority to require that any Non-Employee Director sign an Award Agreement as a condition of receiving a Director Option.

     (b) GRANTING OF DIRECTOR OPTIONS. Each individual serving as a Non-Employee Director on April 30 in any year after 1998 shall automatically receive a Director Option, effective on such date.

     SECTION 7.02. NUMBER OF COMMON SHARES SUBJECT TO EACH DIRECTOR OPTION. Each Director Option shall entitle the Non-Employee Director the right to purchase 1,000 Common Shares on the terms and conditions specified herein.

     SECTION 7.03. EXERCISE PRICE. The exercise price of the Common Shares subject to each Director Option shall be the Fair Market Value of the Common Shares at the date of grant.

     SECTION 7.04. DATE DIRECTOR OPTIONS BECOME EXERCISABLE. Unless otherwise established by the Board of Directors, each Director Option shall become exercisable in full twelve months after the date of grant; provided, however, all Director Options shall become exercisable in full (i) upon a Change in Control, (ii) in accordance with the terms of Section 7.06, or (iii) upon attainment by the Non-Employee Director of age 70.

     SECTION 7.05. EXPIRATION DATE. Unless terminated earlier pursuant to the terms of this Plan, each Director Option shall terminate, and the right of the holder to purchase Common Shares upon exercise of the Director Option shall expire, at the close of business on the tenth anniversary date of the date of grant.

     SECTION 7.06. CONTINUOUS SERVICE AS A DIRECTOR. No Director Option may be exercised unless the Non-Employee Director to whom the Director Option was granted has continued to be a Non-Employee Director from the time of grant through the time of exercise, except as provided in Section 7.04 and this
Section 7.06.

     (a) TERMINATION. If the service in office of a Non-Employee Director is terminated for any reason other than those set forth in Section 7.06(b) and 7.06(c) hereof, the holder of the Director Option may exercise the Director Option only within the 30-day period immediately following such termination and only to the extent such Director Option was exercisable at the date of such termination.

     (b) RETIREMENT OR DISABILITY. If the service in office of a Non-Employee Director is terminated due to the Retirement or Disability of the Non-Employee Director, then the Non-Employee Director, or his legal representative if he becomes incapacitated, shall have the right to exercise the Director Option in full prior to the earlier of (i) twelve months after the date of the Non-Employee Director's Retirement or Disability and (ii) the expiration of the Director Option.

     (c) DEATH. If the service in office of a Non-Employee Director is terminated due to the death of the Non-Employee Director, the Non-Employee Director's estate, executor, administrator, personal representative, or beneficiary shall have the right to exercise the Director Option in full prior to the earlier of (i) twelve months after the date of the Non-Employee Director's death and (ii) the expiration of the Director Option.

     (d) EMPLOYED BY COMPANY. If a Non-Employee Director ceases to be a Non-Employee Director by reason of his or her employment by the Company, the Director Option granted to that Non-Employee Director shall be treated the same as Stock Options held by employees and shall continue to be exercisable prior to the expiration of the Director Option, subject to the limitations on exercise following termination of employment established by the Committee pursuant to
Article IX of this Plan.

                                 ARTICLE VIII.

                           TAX WITHHOLDING OBLIGATIONS

     Prior to the payment of an Award, the Corporation may withhold, or require a Participant to remit to the Corporation, an amount sufficient to pay any federal, state, and local withholding taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all withholding taxes associated with the Award in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods.

                                  ARTICLE IX.

                            TERMINATION OF EMPLOYMENT

     SECTION 9.01. TERMINATION OF EMPLOYMENT. Unless the Committee provides otherwise in the Award Agreement, if a Participant's employment with the Company or a Subsidiary terminates for any reason other than Retirement, Disability, or death of the Participant, he may, but only within the 30-day period immediately following such termination of employment and in no event later than the expiration date specified in the Award Agreement, exercise his Award to the extent that he was entitled to exercise at the date of such termination. The transfer of an employee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary shall not be deemed a termination of employment for purpose of the Plan.

     SECTION 9.02. RETIREMENT OR DISABILITY. Unless the Committee provides otherwise in the Award Agreement, if a Participant's employment with the Company or any Subsidiary terminates due to Retirement or Disability, he may, but only within the two-year period immediately following such termination of employment and in no event later than the expiration date specified in the Award Agreement, exercise his Award to the extent that he was entitled to exercise it at the date of such termination. Unless the Committee provides otherwise in the Award Agreement, if the Award being exercised under this paragraph is an Incentive Stock Option, it may be exercised as such only during the three-month period immediately following such Retirement or Disability and in no event later than the expiration date specified in the Award Agreement. During the remainder of the two-year period (or, if shorter, the exercise period specified in the Award Agreement), the option may be exercised as a Non-Qualified Stock Option.

     SECTION 9.03. DEATH. Unless the Committee provides otherwise in the Award Agreement, if a Participant dies (whether prior to or after termination of employment) while he is entitled to exercise an Award, it may be exercised within the twelve-month period immediately following the Participant's death by the person or persons to whom his rights to it shall pass by his will or by the applicable laws of descent and distribution; provided, however, that no such Award may be exercised after the expiration date specified in the Award Agreement. Unless the Committee provides otherwise in the Award Agreement, if the Award being exercised under this paragraph is an Incentive Stock Option, it may be exercised as such only during the three-month period immediately following the Participant's death and in no event later than the expiration date specified in the Award Agreement. During the remainder of such twelve-month period (or, if shorter, the exercise period specified in the Award Agreement), the option may be exercised as a Non-Qualified Stock Option.

                                   ARTICLE X.

                                CHANGE IN CONTROL

     Unless and to the extent the terms and conditions of a change in control agreement between the Company and a Participant provide otherwise, in the event of a Change In Control of the Company, unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights, Stock Options, and other Stock Purchase Rights then outstanding will become fully exercisable as of the date of the Change In Control, and (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the Date of the Change In Control. Any such determination by the Board of Directors that is made after the occurrence of a Change In Control will not be effective unless a majority of the Directors then in office were in office at the beginning of a period of 24 consecutive months and the determination is approved by a majority of such Directors.

                                  ARTICLE XI.

                            AMENDMENT OF PLAN, AWARDS

     SECTION 11.01. AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN. The Board of Directors may from time to time amend, suspend, or terminate this Plan at any time and, in accordance with such amendments, may thereupon change terms and conditions of any Awards not theretofore issued. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of the New York Stock Exchange, or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation.

     SECTION 11.02. AMENDMENT OF OUTSTANDING AWARDS. The Committee may, in its discretion, amend the terms of any Award (other than a Director Option), prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of the New York Stock Exchange, or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than a Director Option).

                                  ARTICLE XII.

                                  MISCELLANEOUS

     SECTION 12.01. GOVERNING LAW. The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Indiana.

     SECTION 12.02. RIGHTS OF EMPLOYEES. Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

                                 ARTICLE XIII.

                               PAYMENTS TO A TRUST

     The Committee is authorized, but is not required, to cause to be established one or more trusts to which the Committee may make payments of amounts due or to become due to Participants in this Plan.

                                                                         ANNEX B

                              ALLTRISTA CORPORATION

                             2001 STOCK OPTION PLAN

                        --------------------------------


                                   ARTICLE I

                            ESTABLISHMENT AND PURPOSE
                            -------------------------

     The Board of Directors of Alltrista Corporation hereby establishes the Alltrista Corporation 2001 Stock Option Plan ("Plan"), effective September 24, 2001, for the purpose of granting options for the purchase of Common Shares to the Company's Executive Officers and Independent Directors. The Plan and all options granted hereunder are contingent on approval of the Plan by the Company's shareholders on or before September 23, 2002.

                                   ARTICLE II

                      DEFINITIONS AND RULES OF CONSTRUCTION
                      -------------------------------------

     Section 2.01. Definitions. Whenever used herein, capitalized terms shall have the meanings indicated below:

     (a) "Agreement" or "Option Agreement" means an agreement between an Optionee and the Company setting out the terms of an Option award.

     (b) "Board of Directors" means the Board of Directors of Alltrista Corporation, as constituted at any time.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the committee consisting of two or more non-employee Directors (within the meaning of Rule 16b-3 of the 1934 Securities Exchange Act, as amended) designated by the Board of Directors to administer the Plan.

     (e) "Common Share" means a share of common stock of Alltrista Corporation.

     (f) "Company" means Alltrista Corporation.

     (g) "Director" means a director of the Company.

     (h) "Employee" means any individual employed by the Company, including officers and employees who are also members of the Board of Directors of the Company.

     (i) "Executive Officer" means an officer of the Company named in Section
5.02 or designated by the Board of Directors as eligible to receive an Option grant.

     (j) "Fair Market Value" means, with respect to a Common Share as of a particular time, the most recent daily closing price of a Common Share, as reported by the Consolidated Transactions Reporting System for the New York Stock Exchange. If the Common Shares are no longer listed on the New York Stock Exchange, "Fair Market Value" as of a particular time means the most recent daily closing price of a Common Share on the system or exchange over which the Common Shares are traded. If, in the judgment of the Board of Directors, events occurring after the most recent closing date and before the time of determination render the determination of Fair Market Value in accordance with the preceding provisions inappropriate, or if the Common Shares cease to be publicly traded, Fair Market Value shall be determined by the Board of Directors, in good faith, taking into account such factors affecting value as it, in its sole discretion, deems appropriate.

     (k) "Independent Director" means a Director who is not an Employee at the time of an Option grant.

     (l) "Non-Qualified Stock Option" means a stock option that does not satisfy the requirements of Code Section 422.

     (m) "Option" means a Non-Qualified Stock Option granted pursuant to the Plan.

     (n) "Optionee" means an individual who is granted an Option.

     (o) "Plan" means the Alltrista Corporation 2001 Stock Option Plan, as set forth in this document, as amended from time to time.

     Section 2.02. Rules of Construction.

     (a) Words used herein in the masculine gender shall be construed to include the feminine gender, where appropriate, and words used herein in the singular or plural shall be construed as being in the plural or singular, where appropriate.

     (b) The Plan shall be construed, enforced, and administered and the validity thereof determined in accordance with the laws of the State of Delaware.

                                  ARTICLE III

                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Committee in accordance with its provisions. The Committee may establish and adopt resolutions, rules, and regulations, including revisions thereto, not inconsistent with the provisions of the Plan, and construe and interpret provisions of the Plan, as it deems appropriate to make the Plan and Options effective and to provide for the administration of the Plan, and it may take such other action with regard to the Plan and Options as it deems appropriate. All such actions shall be final, conclusive, and binding on all persons, and no member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                   ARTICLE IV

                                   ELIGIBILITY
                                   -----------

     Section 4.01. Eligibility. The only persons eligible for Options are Executive Officers and Independent Directors.

                                   ARTICLE V

                        STOCK OPTION TERMS AND CONDITIONS
                        ---------------------------------

     Section 5.01. Shares Subject to Plan. The shares subject to the Plan shall be Common Shares. Options for up to 650,000 Common Shares may be issued pursuant to the Plan. No Executive Officer may receive Options covering more than 400,000 shares of Common Stock in any calendar year.

     Section 5.02. Dates and Amounts of Grants of Stock Options. The following, and only the following, Options shall be granted pursuant to the Plan.

     (a) Martin E. Franklin, as the Company's Chairman, President, and Chief Executive Officer is granted Options to purchase 300,000 Common Shares, with a grant date of September 24, 2001.

     (b) Ian G.H. Ashken, as the Company's Secretary and Chief Financial Officer shall be granted Options to purchase 150,000 Common Shares, with a grant date of September 24, 2001.

     (c) Each Independent Director listed in Appendix A shall be granted Options to purchase 20,000 Common Shares, with a grant date of September 24, 2001.

     (d) The Board may, in its discretion, grant additional Options to any Executive Officer.

     Section 5.03. Price of Stock Options. The price of Common Shares to be purchased pursuant to the exercise of an Option shall be the Fair Market Value of the Common Shares at the time of the grant.

     Section 5.04. Vesting of Stock Options. Options shall vest and become exercisable on the earlier of (i) the first date after the grant date on which the Fair Market Value of a Common Share equals or exceeds seventeen dollars ($17.00) or (ii) the seventh anniversary of the date of grant. All vesting with respect to Options held by a particular Optionee shall cease upon such Optionee's termination of employment or service with the Company. The Options shall expire on the earlier of (i) the tenth anniversary of the date of grant or
(ii) the date that is one year after the Optionee terminates his or her employment or directorship with the Company. Notwithstanding anything herein to the contrary, one-half of Mr Franklin's and Mr Ashken's

Options, respectively, shall terminate immediately on the earlier of (i) their voluntary resignation from service with the Company, respectively, if such resignation occurs on or before March 31, 2002, (ii) the date set forth in
Section 6.02 on account of death or (iii) the tenth anniversary of the date of grant. The remainder of Messrs. Franklin's and Ashken's Options shall expire on the earlier of (i) the date set forth in Section 6.02 on account of death or
(ii) tenth anniversary of the date of grant.

     Section 5.05. Form of Agreement. The Committee shall notify the recipient of the grant by a written Stock Option Agreement delivered in duplicate either in person or by mail. Receipt of the Stock Option Agreement shall be acknowledged by the Optionee on the duplicate copy, and by such acknowledgment, the Optionee shall agree that in consideration of the grant of such Option, he will abide by all the terms and conditions of the Plan. The Optionee shall return the duplicate copy of the Stock Option Agreement to the Company, either by delivery in person or by first-class U.S. mail, within sixty days after the date of grant. If the Optionee fails to return the duplicate copy in the time and manner described in the preceding sentence, then, at the discretion of the Committee, the Optionee's Option may be canceled. Any inconsistencies between the Plan and the Stock Option Agreement shall be governed by the Plan.

     Section 5.06. Exercise of Options. Subject to the remaining terms of the Plan, each Option shall be exercisable during the term of the Option, but only to the extent that the Option has become vested and exercisable as determined pursuant to Section 5.04. Options unable to be exercised in compliance with the provisions of this Plan shall be canceled and may not be reissued.

     An Option may be exercised only by written notice to the Company, mailed or personally delivered to the attention of the Company's Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Company his right to exercise the Option), specifying the number of Common Shares with respect to which it is being exercised, and accompanied by full payment of the option price for such Common Shares.

     Section 5.07. Payment of Purchase Price and Withholding. The purchase price of each Common Share on the exercise of an Option shall either be paid in full in cash at the time of exercise or payment may be made in whole or in part in Common Shares valued at Fair Market Value on the exercise date, or by any other proper method approved by the Committee. A stock certificate representing the Common Shares so purchased shall be delivered promptly to the person entitled thereto.

     The Committee may, at its discretion and subject to such rules as it may adopt, permit the Optionee to elect to satisfy, in whole or in part, any withholding tax obligation that may arise in connection with the exercise of an Option by having the Company retain Common Shares or accept delivery from the Optionee of Common Shares having a Fair Market Value equal to the amount of the withholding tax to be satisfied by such retention or delivery.

     Section 5.08. Non-Transferability of Options. Each Option shall by its terms be nontransferable and non-assignable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by him. Any attempt to assign, transfer, pledge, hypothecate, or otherwise dispose of any Option that is contrary to the provisions of the Plan, or to levy upon, attach, or initiate a similar proceeding upon any Option, shall be null and void.

     Section 5.09. Adjustment of Common Shares. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock split-up, spin-off, split-off, stock dividend, or distribution to shareholders (other than normal cash dividends), the Committee shall adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Options, the exercise price applicable to outstanding Options, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Options, including the $17 Fair Market Value trigger for exercisability, as appropriate to preserve the economic terms of the Options before the event.

     Section 5.10. Issuance of Shares and Compliance with Securities Laws. The Company may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete; provided, however, a person purchasing shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

     Section 5.11. Dissolution or Liquidation of Company. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the Company's assets, each Option shall terminate as of a date to be fixed by the Board of Directors; provided, however, that no fewer than thirty days' written notice of the date so fixed shall be given to each Option holder, and each Option holder shall have the right during the period of thirty days immediately preceding such termination to exercise his Options as to all or any part of the Common Shares covered thereby to the extent that such Options are otherwise exercisable.

                                   ARTICLE VI

                             TERMINATION OF SERVICE
                             ----------------------

     Section 6.01. Termination. Except as provided in Section 5.04 (iii), the termination of Mr. Franklin's or Mr. Ashken's employment with the Company for a reason other than death shall not affect his right with respect to Options. As provided in Section 5.04 (iii), however, if Mr. Franklin or Mr. Ashken resign their employment with the Company before March 31, 2002, the terminating individual shall forfeit the right to exercise his Options with respect to one half of the Common Shares subject to the Options. If an Executive Officer other than Mr. Franklin or

Mr. Ashken ceases to be an Executive Officer for a reason other than death or an Independent Director ceases to be a Director for a reason other than death, he may exercise any Options exercisable at the time his service terminates within sixty days thereafter, provided such Options are exercised within the exercise period provided by the Plan and the Stock Option Agreement in the absence of this sentence.

     Section 6.02. Death. If an Optionee dies (whether before or after termination of employment) while he is entitled to exercise an Option, the person or persons to whom the Optionee's rights to the Option have passed by will or the applicable laws of descent and distribution may exercise the Option within the twelve-month period immediately following the Optionee's death; provided, however, no such Option may be exercised after any earlier expiration date specified in the Plan or the Stock Option Agreement.

                                  ARTICLE VII

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

     Section 7.01. Cancellation of Options. The Committee may cancel any outstanding, unexercised Option, provided the Optionee to whom such Option was granted has given his written consent thereto.

     Section 7.02. Amendment or Termination of Plan. The Committee may amend or terminate the Plan at any time, in its sole discretion, provided that any such termination or amendment may not adversely affect any outstanding Option without the consent of the Optionee.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     Section 8.01. Notices. Except as specifically set forth in the Plan, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by registered or certified mail, postage prepaid.

     Section 8.02. No Employment Rights. Nothing contained in the Plan or any Stock Option Agreement executed pursuant to the Plan shall confer upon the Optionee any right to continued employment by the Company or limit in any way the right of the Company to terminate his employment, with or without cause, at any time.

     Section 8.03. Successor. This Plan and the obligations hereunder shall be binding on any successor of the Company.

     Section 8.04. Effective Date and Term of the Plan. The Plan shall become effective as provided herein, and no Options shall be granted other than those specified in Section 5.02.

     The undersigned representative of the Alltrista Corporation Board of Directors affirms that the Alltrista Corporation 2001 Stock Option Plan, in the form set out above, has been adopted by the Board, effective September 24, 2001, subject to approval by the Company's shareholders as provided herein.



                                                     ALLTRISTA CORPORATION



Date:                                           By:
      -----------------------------                -----------------------------

                                                Title:
                                                      --------------------------

                                   APPENDIX A

                      Independent Directors Granted Options
                      -------------------------------------


Douglas W. Huemme
Richard L. Molen
Lynda W. Popwell
Patrick W. Rooney
David L. Swift
Robert L. Wood

                                                                       EXHIBIT A



                          AGREEMENT AND PLAN OF MERGER

                                       OF

                              ALLTRISTA CORPORATION

                                       AND

                    ALLTRISTA REINCORPORATION MERGERSUB, INC.



     AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of __________, 2001, between Alltrista Reincorporation MergerSub, Inc. ("Alltrista Delaware"), and Alltrista Corporation, an Indiana corporation ("Alltrista Indiana"), pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL") and Section 23-1-40-7 of the Indiana Business Corporation Law (the "IBCL").

                              W I T N E S S E T H:

     WHEREAS, Alltrista Delaware is a corporation duly organized and in good standing under the laws of the State of Delaware;

     WHEREAS, Alltrista Indiana is a corporation duly organized and in good standing under the laws of the State of Indiana;

     WHEREAS, the Board of Directors of Alltrista Delaware and the Board of Directors of Alltrista Indiana have determined that it is advisable and in the best interests of each of them that Alltrista Indiana merge with and into Alltrista Delaware upon the terms and subject to the conditions herein provided;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

     ARTICLE 1: Merger. Upon the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of the State of Indiana (the "Effective Time"), Alltrista Indiana shall be merged (the "Merger") with and into Alltrista Delaware, and Alltrista Delaware shall be the corporation surviving the Merger (hereinafter referred to as the "Surviving Corporation").

     ARTICLE 2: Directors, Officers and Governing Documents. The directors of the Surviving Corporation from and after the Effective Time shall be the directors of Alltrista Indiana immediately prior to the Effective Time. The officers of the Surviving Corporation immediately after the Effective Time shall be the officers of Alltrista Indiana immediately prior to the Effective Time. These officers and directors shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time the Certificate of Incorporation of the Surviving Corporation shall be amended and restated as attached hereto as Annex A. The bylaws of the Surviving Corporation as in force and effect at the effective time and date of the Merger will be the bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the State of Delaware said Surviving Corporation.

     ARTICLE 3: Name. The name of the Surviving Corporation shall be: Alltrista Corporation.

     ARTICLE 4: Effect of Merger on Shares of Stock of Alltrista Indiana. At the Effective Time, each share of common stock, no par value, of Alltrista Indiana outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, no par value, of the Surviving Corporation. At the Effective Time, each issued and outstanding share of stock of Alltrista Delaware shall be canceled, without the payment of consideration therefor.

     ARTICLE 5: Effect of the Merger. The Merger shall have the effect set forth in Section 259 of the DGCL.

     ARTICLE 6. Approval. The Plan of Merger herein made and approved shall be submitted to the shareholders of Alltrista Indiana for their approval or rejection in the manner prescribed by the provisions of the IBCL and shall be approved in the manner prescribed by the GCL.

     ARTICLE 7. Authorization. The Board of Directors and the proper officers of Alltrista Indiana and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     ARTICLE 8: Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Alltrista Indiana such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of Alltrista Indiana, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation or Alltrista Indiana, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Merger Agreement as of the date first above written.


                                       ALLTRISTA CORPORATION, an Indiana
                                       Corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




                                       ALLTRISTA REINCORPORATION MERGERSUB,
                                       a Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    * * * * *

                                                                       EXHIBIT B

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              ALLTRISTA CORPORATION



                         ARTICLE I. NAME OF CORPORATION
                                    -------------------

     The name of the Corporation is Alltrista Corporation, (hereinafter, the "Corporation"). The Corporation's original Certificate of Incorporation was filed on December __, 2001 under the name Alltrista Reincorporation Sub, Inc. This Restated Certificate of Incorporation was duly adopted in accordance with
Section 245 of the General Corporation Law of the State of Delaware (the "GCL")

                 ARTICLE II. REGISTERED OFFICE REGISTERED AGENT
                             ----------------------------------

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

                    ARTICLE III. PURPOSE; TERM OF EXISTENCE
                                 --------------------------

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the GCL.

     The period during which the Corporation shall continue is perpetual.

                           ARTICLE IV. CAPITAL STOCK
                                       -------------

     Section A. Number of Shares of Capital Stock and Designation of Classes.

     (1) The amount of total authorized capital stock of this Corporation shall be [55,000,000] shares, divided as follows: (i) [50,000,000] shares of Common Stock, without par value (the "Common Stock") and (ii) 5,000,000 shares of Preferred Stock, without par value of which 250,000 shall be designated as "Series A Junior Participating Preferred Stock".

     (2) The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the authority to determine and state the designations and the relative rights (including, if any, conversion rights, participation rights, voting rights, dividend rights, and stated, redemption and liquidation values), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of such series. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

     (3) Two hundred fifty thousand (250,000) shares of Preferred Stock shall be designated as "Series A Junior Participating Preferred Stock" and shall have the preferences, limitations, and relative voting and other rights as follows:

          (A) Dividends and Distributions.

               (1) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $5.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after [ ] (the "Rights Declaration Date") (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (2) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (1) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly

          Dividend Payment Date, a dividend of $5.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (3) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

          (B) Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

               (1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (2) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

               (3) (a) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

               (b) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (3)(c) of this Section (B) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

               (c) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (3)(c) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (3)(c), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of shareholders.

               (d) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may, except as provided in subparagraph (3)(b) of this Section (B), be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this paragraph (3) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

               (e) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in these Amended Articles or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (3)(b) of this Section (B) (such number being subject, however, to change thereafter in any manner provided by law or in these Amended Articles or the Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

               (4) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (C) Certain Restrictions.

               (1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section (A) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

               (a) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

               (b) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (c) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;

               (d) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes.

               (2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (1) of this Section (C), purchase or otherwise acquire such shares at such time and in such manner.

          (D) Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          (E) Liquidation, Dissolution or Winding Up.

               (1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (a) the Series A Liquidation Preference by (b) 100 (as appropriately adjusted as set forth in subparagraph (3) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (c), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

               (2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

               (3) In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (F) Consolidation Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (G) Redemption. The shares of Series A Junior Participating Preferred Stock shall be redeemable at a price equal to the product of (a) the current market price of the Common Stock and (b) the Adjustment Number.

          (H) Ranking. The Series A Junior Participating Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          (I) Amendment. These Amended Articles shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

          (J) Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

     Section B. Issue and Consideration for Capital Stock

     (1) The Board of Directors shall have the authority to authorize and direct the issuance by the Corporation of shares of Common Stock and Preferred Stock at such times, in such amounts, to such persons, for such consideration, and upon such terms and conditions as it may determine, subject to the restrictions, limitations, conditions and requirements imposed by the provisions of this Restated Certificate of Incorporation, by the provisions of the resolutions authorizing the issuance of any series of shares of Preferred Stock adopted by the Board of Directors, or by the provisions of the GCL.

     (2) When payment of the consideration for which any share or shares of stock so authorized to be issued shall have been received by the Corporation, such share or shares of stock so authorized to be issued shall have been received by the Corporation, such share or shares shall be declared and be taken to be fully paid and not liable to any further call or assessment, and the holder or holders thereof shall not be liable for any further payments thereon.

     Section C. No Preemptive Rights

     The shareholders have no preemptive rights to subscribe to or purchase any additional issues of shares of capital stock of the Corporation purchased or acquired by the Corporation and not canceled but held as treasury stock.

     Section D. Amendment

     Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of at least three-fourths of the combined voting power of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter amend or adopt any provision inconsistent with the first sentence of Section A, paragraph 2 of this Article IV.

                               ARTICLE V. VOTING
                                          ------

     Section A. Common Stock

     Each owner of record (as of the record date fixed by the By-Laws or the Board of Directors for any such determination of shareholders) of shares of Common Stock shall have one (1) vote per share of Common Stock standing in his, her or its name on the books of the Corporation with respect to each matter to be voted on, including the election of directors and on matters referred to shareholders.

     Section B. Preferred Stock

     Subject to the requirements of the GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, holders of Preferred Stock shall have such voting rights as may be determined and designated by the Board of Directors in accordance with Article IV hereof.

     Section C. No Cumulative Voting

     No holders of shares of Common Stock shall have any right to cumulative voting.

     Section D. Shareholder Action By Written Consent

     Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by unanimous written consent signed by all of the shareholders entitled to vote on such action.

                             ARTICLE VI. DIRECTORS
                                         ---------

     Section A. Number and Term

     The maximum number of directors shall be nine and the minimum number shall be two. The exact number may from time to time be specified by the Bylaws of the Corporation at not less than two nor more than nine. If the number of directors is not specified by the Bylaws, the number shall be six. Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by The GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, the directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, as shall be specified by the Bylaws, one (1) class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2002, another class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2003, and another class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2004, with each director to hold office until his successor is elected and qualified. At each Annual Meeting of Shareholders of the Corporation, the successor of each director whose term expires at that Annual Meeting shall be elected to hold office for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of his election, or until his successor is elected and qualified.

     Section B. Qualifications

     Directors need not be shareholders of the Corporation. A majority of the directors at any time shall be citizens of the United States.

     Section C. Vacancies

     Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section D. Removal

     Subject to the rights, if any, of the holders of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, any director may be removed from office, but only for cause and only by the affirmative vote of the holders of at least three-fourths of the combined voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

     Section E. Amendment

     Notwithstanding anything contained in this Restated Certificate to the contrary, the affirmative vote of the holders of at least three-fourths of the combined voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or adopt any provision inconsistent with or to repeal this Article VI.

     Section F. Bylaws.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

     Section G. Exculpation of Liability.

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which the direct derived an improper personal benefit. Any repeal or modification of this
Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

       ARTICLE VII. PROVISIONS FOR REGULATIONS OF BUSINESS AND CONDUCT OF
       ------------------------------------------------------------------
                           AFFAIRS OF THE CORPORATION
                           --------------------------

     Section A. Meetings

     Meetings of the stockholders and the directors of this Corporation may be held either within or without the State of Delaware, and at such place as the Bylaws shall provide or, in default of such provisions, at such place as the Board of Directors shall designate.

     Section B. Indemnification of Directors and Officers.

     Indemnification of directors, officers and employees shall be as follows:

     (1) The Corporation shall indemnify each person who is or was a director, officer or employee of the Corporation, or of any other corporation, partnership, joint venture, trust or other enterprise which he is serving or served in any capacity at the request of the Corporation, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation of such other corporation, partnership, joint venture, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer or employee of the Corporation or of such other corporation, partnership, joint venture, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided that a determination is made by the Corporation in accordance with Delaware law that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation or at least not opposed to the best interests of such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, and, in addition, in any criminal action or proceedings, had reasonable cause to believe his conduct was lawful or no reasonable cause to believe that his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described in the previous sentence. Notwithstanding the foregoing, there shall be no indemnification (a) as to amounts paid or payable to the Corporation or such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, for or based upon the director, officer or employee having gained in fact any personal profit or advantage to which he was not legally entitled; (b) as to amounts paid or payable to the Corporation for an accounting of profits in fact made from the purchase or sale of securities of the corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Delaware or of the United States of America whether as a matter of public policy or pursuant to statutory provisions.

     (2) Any such director, officer or employee who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described herein shall be entitled to indemnification as of right, except to the extent he has otherwise been indemnified. Except as provided in the preceding sentence, any indemnification hereunder shall be granted by the Corporation, but only if (a) the Board of Directors, acting by a quorum consisting of directors who are not partners to or who have been wholly successful with respect to such claim, action, suit or proceeding, shall find that the director, officer or employee has met the applicable standards of conduct set forth in paragraph 1 of this Section B of
Article VII; or (b) outside legal counsel engaged by the Corporation (who may be regular counsel of the Corporation) shall deliver to the corporation its written opinion that such director, officer or employee has met such applicable standards of conduct; or (c) a court of competent jurisdiction has determined that such director, officer or employee has met such standards, in an action brought either by the Corporation, or by the director, officer or employee seeking indemnification, applying de novo such applicable standards of conduct. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that a director, officer or employee did not meet the applicable standards of conduct set forth in paragraph 1 of this Section B of Article VII.

     (3) As used in this Section B of Article VII, the term "liability" shall mean amounts paid in settlement or in satisfaction of judgments of fines or penalties, and the term "expense" shall include, but not be limited to, attorneys' fees and disbursements, incurred in connection with the claim, action, suit or proceeding. The Corporation may advance expenses to, or where appropriate may at its option and expense undertake the defense of, any such director, officer or employee upon receipt of an undertaking by or on behalf of such person to repay such expenses if it should ultimately be determined that the person is not entitled to indemnification under this Section B of Article VII.

     (4) The provisions of this Section B of Article VII shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof. If several claims, issues or matters of action are involved, any such director, officer or employee may be entitled to indemnification as to some matters even though he is not so entitled as to others. The rights of indemnification provided hereunder shall be in addition to any rights to which any director, officer or employee concerned may otherwise be entitled by contract or as a matter of law, and shall inure to the benefit of the heirs, executors and administrators of any such director, officer or employee. Any repeal or modification of the provisions of this section B of
Article VII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses existing pursuant to this Section B of Article VII with respect to any acts or omissions occurring prior to such repeal or modification.

     Section C. Indemnification of Employees and Agents.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VII to directors and officers of the Corporation.

     Section D. Advancement of Expenses.

     The rights to indemnification and to the advance of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under the Certificate of Incorporation or the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

     Section E. Repeal or Modification of this Article.

     Any repeal or modification of this Article VII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

         ARTICLE VIII. FAIR PRICE, FORM OF CONSIDERATION AND PROCEDURAL
         --------------------------------------------------------------
                      SAFEGUARDS FOR CERTAIN RELATED PARTY
                      ------------------------------------
                              BUSINESS COMBINATIONS
                              ---------------------

     Section A. Higher Vote Required for Certain Related Party Business
                Combinations

     (1) In addition to any affirmative vote required by law or under these Amended Articles, and except as otherwise expressly provided in Section B of this Article VIII, any Related Party Business Combination (as hereinafter defined) shall require the affirmative vote of the holders of at least three-fourths of the Voting Stock (as hereinafter defined), voting together as a single class. For purposes of this Article VIII, each share of Voting Stock shall have the number of votes granted to it pursuant to this Restated Certificate of Incorporation of Incorporation.

     (2) Such affirmative votes shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

     Section B. When Higher Vote Not Required

     The provisions of Section A of this Article VIII shall not be applicable to any particular Related Party Business Combination, and such Related Party Business Combination shall require only such affirmative vote as is required by law or any other provision of this

Restated Certificate of Incorporation of Incorporation or the Bylaws of the Corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following subparagraphs 1 or 2 are met:

     (1) Approval of Disinterested Directors. The Related Party Business Combination shall have been expressly approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Related Party, as hereinafter defined, to become a Related Party) of the Disinterested Directors (as hereinafter defined); or

     (2) Fair Price, Form of Consideration and Procedural Requirements. All of the following conditions shall have been met:

          (A) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Related Party Business Combination (the "Consummation Date") of consideration other than cash to be received per share by holders of shares of any class or series of Capital Stock (as hereinafter defined) in such Related Party Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph 2.
     (A) shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Related Party has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock):

               (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Party for any shares of such class or series of Capital Stock acquired by or on behalf of the Related Party (a) within the two-year period immediately prior to the first public announcement of the proposal of the Related Party Business Combination (the "Announcement Date") or (b) in the transaction in which it became a Related Party, whichever is higher;

               (2) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the date on which the Related Party became a Related Party (the "Determination Date"), whichever is higher;

               (3) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (2), multiplied by the ratio calculated by dividing (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Party for any share of such class or series of Capital Stock in connection with the acquisition by the Related Party of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date by (b) the Fair Market Value per share of such class or series of Capital

          Stock on the first day in such two-year period on which Related Party acquired beneficial ownership of any share of such class or series of Capital Stock;

               (4) in the case of Common Stock, the Corporation's net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the then price/earnings multiple (if any) of such Related Party or the highest price/earnings multiple of the Corporation within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined as customarily computed and reported in the financial community); or

               (5) in the case of any class or series of Capital Stock other than Common Stock, the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     All per share prices shall be adjusted for any intervening stock splits, stock dividends and reverse stock splits.

          (B) The consideration to be received by holders of a particular class or series of Capital Stock shall be in cash or in the same form as the Related Party has previously paid for shares of such particular stock. If the Related Party has paid for shares of any class or series of Capital Stock with varying forms of consideration, the form of consideration for such particular stock shall be either cash or the form used to acquire the largest number of shares of such particular stock previously acquired by it.

          (C) After such Related Party has become a Related Party and prior to the Consummation Date:

               (1) there shall have been (a) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of Common Stock), except as approved by a majority of the Disinterested Directors, and (b) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors;

               (2) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any other outstanding class or series of Capital Stock, except as approved by a majority of the Disinterested Directors; and

               (3) such Related Party shall have not become the beneficial owner of any additional shares of Capital Stock, except as part of the transaction which results in such Related Party becoming a Related Party.

          (D) After such Related Party has become a Related Party, such Related Party shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guaranties, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Related Party Business Combination, or otherwise.

          (E) A proxy or information statement describing the proposed Related Party Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 calendar days prior to the consummation of such Related Party Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Related Party Business Combination that the Disinterested Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Disinterested Directors, the opinion of an investment banking firm selected by a majority of the Disinterested Directors as to the fairness (or not) of the terms of the Related Party Business Combination from a financial point of view to the holders of the shares of any class or series of Capital Stock other than the Related Party and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by this Corporation.

          (F) Such Related Party shall not have made any major change in the Corporation's business or equity capital structure without the approval of a majority of the Disinterested Directors.

     Section C. Definitions for Article VIII

     For the purposes of this Article VIII:

     (1) The term "Related Party Business Combination" shall mean any transaction referred to in one or more of the following:

          (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (1) any Related Party or (2) any other corporation (whether or not itself a Related Party) which is, or after such merger or consolidation would be, an Affiliate or Associate (as hereinafter defined) of any Related Party; or

          (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Related Party or any Affiliate or Associate of any Related Party of any assets of the Corporation or any subsidiary having an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more; or

          (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities having an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more of the Corporation or any subsidiary to any Related Party or any Affiliate or Associate of any Related Party in exchange for cash, securities or other property (or combination thereof); or

          (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Related Party or any Affiliate or Associate of any Related Party; or

          (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving a Related Party or any Affiliate or Associate of any Related Party) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Related Party or any Affiliate or Associate of any Related Party; or

          (F) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (A) through (E).

     (2) The term "Related Party" shall mean any person (other than the Corporation or any Subsidiary, and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

          (A) is the beneficial owner (as hereinafter defined) of more than 10 percent of the voting power of the outstanding Voting Stock; or

          (B) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding Voting Stock; or

          (C) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Related Party, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

     For purposes of determining whether a person is a Related Party, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section C.4., hereof, but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (3) The term "person" shall mean any individual, firm, partnership, trust, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock.

     (4) A person shall be a "beneficial owner" of any Voting Stock:

          (A) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

          (B) which such person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, understanding or relationship or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (2) the right to vote pursuant to any agreement, arrangement, understanding or relationship; or (3) the right to invest, including the power to dispose or to direct the disposition of, pursuant to any agreement, arrangement, understanding or relationship; or

          (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     (5) The term "Affiliate," used to indicate a relationship with a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     (6) The term "Associate," used to indicate a relationship with a specified person, shall mean:

          (A) any corporation or organization (other than the Corporation or a Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or

          (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; or

          (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person; or

          (D) any person who is a director or officer of such specified person or any of its parents or subsidiaries (other than the Corporation or a Subsidiary).

     (7) The term "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Related Party set forth in Section C.2., hereof, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

     (8) The term "Disinterested Director" shall mean:

          (A) any member of the board of Directors of the Corporation who is unaffiliated with the Related Party and was a member of the Board of Directors prior to the time that the Related Party became a Related Party; or

          (B) any successor of a Disinterested Director who is unaffiliated with the Related Party and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

     (9) The term "Fair Market Value" shall mean:

          (A) in the case of stock, the highest closing sale price during the 30-calendar-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, Inc., or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-calendar-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or if no such quotation is available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and

          (B) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

     (10) The term "Capital Stock" shall mean all Capital Stock of the Corporation authorized to be issued from time to time under Article V of these Amended Articles, and the term "Voting Stock" shall mean the then outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors.

     (11) In the event of any Related Party Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in Sections B.2. (A) and B.2. (B) of this Article VIII shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

     Section D. Determination by the Disinterested Directors

     A majority of the Disinterested Directors or, if there should be no Disinterested Directors, a majority of the directors, shall have the power and duty to determine for the purposes of this Article VIII, on the basis of information known to them after reasonable inquiry:

     (1) Whether a person is a Related Party;

     (2) The number of shares of Voting Stock beneficially owned by any person;

     (3) Whether a person is an Affiliate or Associate of another;

     (4) Whether the assets which are the subject of any Related Party Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Related Party Business Combination has, an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more; and

     (5) Such other matters with respect to which a determination is required under this Article VIII.

     A majority of the Disinterested Directors or, if there should be no Disinterested Directors, a majority of the directors shall have the further power to interpret all of the terms and provisions of this Article VIII.

     Section E. Effect on Fiduciary Obligations

     (1) Nothing contained in this Article VIII shall be construed to relieve any Related Party from any fiduciary obligation imposed by law.

     (2) The fact that any Related Party Business Combination complies with the provisions of Section B. of this Article VIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Related Party Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Related Party Business Combination.

     Section F. Amendment

     Notwithstanding any other provision of law, this Restated Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser vote may be specified by law, this Restated Certificate of Incorporation of Incorporation or the Bylaws of the Corporation, and in addition to any affirmative vote of holders of any class or series of Capital Stock of the Corporation then outstanding which is required by law or by or pursuant to this Restated Certificate of Incorporation of Incorporation, the affirmative vote of the holders of at least three-fourths of the combined voting power of the shares of the outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VIII; provided, however, that this Section F. shall not apply to, and such three-fourths vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors if all such directors are persons who would be eligible to serve as Disinterested Directors within the meaning of this Article VIII.

                       ARTICLE IX. RESERVATION OF RIGHTS
                                   ---------------------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     In witness whereof, Alltrista Corporation has caused this Restated Certificate of Incorporation to be duly executed by its duly authorized officer this ___ day of __________ 2001.



                                 ----------------------
                                 Ian G.H. Ashken
                                 Secretary

                                                                       EXHIBIT C



                                     Bylaws
                                       of
                              Alltrista Corporation

                                  Article One

                                  Capital Stock

     Section A. Classes of Stock. The capital stock of the corporation shall consist of shares of such kinds and classes, with such designations and such relative rights, preferences, qualifications, limitations and restrictions, including voting rights, and for such consideration as shall be stated in or determined in accordance with the Restated Certificate of Incorporation and any amendment or amendments thereof, or the Delaware General Corporation Law (the "DGCL"). Consistent with the DGCL, capital stock of the corporation owned by the corporation may be referred to and accounted for as treasury stock.

     Section B. Certificates for Shares. All share certificates shall be consecutively numbered as issued and shall be signed by the president or a vice president and the corporate secretary or any assistant secretary of the corporation.

     Section C. Transfer of Shares. The shares of the capital stock of the corporation shall be transferred only on the books of the corporation by the holder thereof, or by his attorney, upon the surrender and cancellation of the stock certificate, whereupon a new certificate shall be issued to the transferee. The transfer and assignment of such shares of stock shall be subject to the laws of the State of Delaware. The board of directors shall have the right to appoint and employ one or more stock registrars and/or transfer agents in the State of Delaware or in any other state.

                                  Article Two

                                  Stockholders

     Section A. Annual Meetings. The regular annual meeting of the stockholders of the corporation shall be held on the fourth Wednesday in April of each year, or on such other date within a reasonable interval after the close of the corporation's last fiscal year as may be designated from time to time by the board of directors, for the election of the directors of the corporation, and for the transaction of such other business as is authorized or required to be transacted by the stockholders.

     Section B. Special Meetings. Special meetings of the stockholders may be called by the president or by the board of directors or as otherwise may be required by law.

     Section C. Time and Place of Meetings. All meetings of the stockholders shall be held at the principal office of the corporation or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the board of directors.

     Section D. Notice of Business. No business may be transacted at an Annual Meeting of Stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the board of directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section D of this Article Two and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complied with the notice procedures set forth in this Section D of this Article Two.

     In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

     To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholders, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal, and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

     No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedure set forth in this Section D of this Article Two, provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section D of this Article Two shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                                 Article Three

                                    Directors

     Section A. Number and Terms of Office. The business of the corporation shall be controlled and managed in accordance with the DGCL by a board of nine directors, divided into classes as provided in the Restated Certificate of Incorporation.

     Section B. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Restated Certificate of Incorporation including the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the board of directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors,
(a) by or at the direction of the board of directors (or any duly authorized committee thereof), or (b) by any stockholder of the corporation (I) who is a stockholder of record on the date of the giving of the notice provided for in this Section B of this Article Three and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section B of this Article Three.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

     To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty
(30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section B of this Article Three, except as may be otherwise provided in the Restated Certificate of Incorporation of the Corporation. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section C. Eligibility. No person shall be eligible for election or reelection as a director after having attained the age of seventy prior to or on the day of election or reelection. A director who attains the age of seventy during his term of office shall be eligible to serve only until the annual meeting of stockholders of the corporation next following such director's seventieth birthday.

     An employee director, other than the chief executive officer, shall resign from the board of directors at the time of any reduction in responsibility or upon termination of employment for whatever reason.

     A director who was chief executive officer of the corporation and whose employment was terminated for whatever reason, other than retirement, shall resign from the board of directors upon such termination. A director who is a past chief executive officer of the corporation shall resign from the board of directors if another director who is the then current chief executive officer ceases to be such officer but continues as a director. The board of directors may, at its option, accept or reject such resignations.

     A non-employee director shall advise the board of directors on a timely basis of any reduction in responsibility with the director's then current employer, except for retirement, or change in employer for which such director was engaged when most recently appointed, elected or reelected as a director and shall resign from the board of directors. The board of directors may, at its option, accept or reject such resignation.

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     Section D. Chairman of the Board. The chairman of the board shall be chosen from among the directors and shall preside at all meetings of the board of directors and stockholders. He shall confer from time to time with members of the board and the officers of the corporation and shall perform such other duties as may be assigned to him by the board. Except where by law the signature of the president is required, the chairman of the board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors.

     Section E. Regular Meetings. The regular annual meeting of the board of directors shall be held immediately after the adjournment of each annual meeting of the stockholders. Regular quarterly meetings of the board of directors shall be held on the third Thursday of January, April, July and October of each year, or on such date as may be designated from time to time by the board of directors.

     Section F. Special Meetings. Special meetings of the board of directors may be called at any time by the chairman of the board or by the board, by giving to each director an oral or written notice setting the time, place and purpose of holding such meetings.

     Section G. Time and Place of Meetings. All meetings of the board of directors shall be held at the principal office of the corporation, or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the board of directors.

     Section H. Notices. Any notice, of meetings or otherwise, which is given or is required to be given to any director may be in the form of oral notice.

     Section I. Committees. The board of directors is expressly authorized to create committees and appoint members of the board of directors to serve on them, as follows:

     (1) Temporary and standing committees, including an executive committee, and the respective chairmen thereof, may be appointed by the board of directors, from time to time. The board of directors may invest such committees with such powers and limit the authority of such committees as it may see fit, subject to conditions as it may prescribe. The executive committee shall consist of three or more members of the board. All other committees shall consist of one or more members of the board. All committees so appointed shall keep regular minutes of the transactions of their meetings, shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report the same to the board of directors at its next meeting. Within its area of responsibility, each committee shall have and exercise all of the authority of the board of directors, except as limited by the board of directors or by law, and shall have the power to authorize the execution of an affixation of the seal of the corporation to all papers or documents which may require it.

     (2) Neither the designation of any of the foregoing committees or the delegation thereto of authority shall operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law.

     Section J. Loans to Directors. Except as consistent with the DGCL, the corporation shall not lend money to or guarantee the obligation of any director of the corporation.

                                  Article Four

                                    Officers

     Section A. Election and Term of Office. The officers of the corporation shall be elected by the board of directors at the regular annual meeting of the board, unless the board shall otherwise determine, and shall consist of a president, one or more vice presidents (any one or more of whom may be designated "corporate," "executive," "senior," "group" or other functionally described vice president), a corporate secretary, a treasurer and, if so elected by the board, may include a vice-chairman of the board of directors and one or more assistant secretaries and assistant treasurers. The board of directors shall, from time to time, designate the president or, if elected, the vice chairman of the board of directors, as the chief executive officer of the corporation, who shall have general supervision of the affairs of the corporation. The board of directors may, from time to time, designate a chief operating officer and a chief financial officer from among the officers of the corporation. Each officer shall continue in office until his successor shall have been duly elected and qualified or until removed in the manner hereinafter provided. Vacancies occasioned by any cause in any one or more of such offices may be filled for the unexpired portion of the term by the board of directors at any regular or special meeting of the board.

     Section B. Vice-Chairman of the Board. The Vice-Chairman of the Board, if elected, shall be chosen from among the board of directors and shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and directors. He shall have and exercise the powers and duties of the Chairman of the Board in the event of the Chairman's absence or inability to act or during a vacancy in the office of chair man of the board. He shall possess the same power as the chairman to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors. He shall also have such other duties and responsibilities as shall be assigned to him by the board of directors or Chairman of the Board. During the absence or disability of the President, if the President has been designated Chief Executive Officer, the Vice Chairman of the Board shall act as the Chief Executive Officer of the Corporation and shall exercise all the powers and discharge all the duties of the President.

     Section C. The President. The president and his duties shall be subject to the control of the board of directors and, if the chairman of the board has been designated chief executive officer, to the control of the chairman of the board. The president shall have the power to sign and execute all deeds, mortgages, bonds, contracts and other instruments of the corporation as authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly designated by the board of directors or by these bylaws to some other officer, official or agent of the corporation. The president shall perform all duties incident to the office of president and such other duties as are properly required of him by the bylaws. During the absence or disability of the chairman of the board and the vice-chairman of the board, the president shall exercise all the powers and discharge all the duties of the chairman of the board.

     Section D. The Vice Presidents. The vice presidents shall possess the same power as the president to sign all certificates, contracts and other instruments of the corporation which may be authorized by the board of directors, except where by law the signature of the president is required. All vice presidents shall perform such duties as may from time to time be assigned to them by the board of directors, the chairman of the board and the president. In the event of the absence or disability of the president, and at the request of the chairman of the board, or in his absence or disability, at the request of the vice- chairman of the board, or in his absence or disability at the request of the board of directors, the vice presidents in the order designated by the chairman of the board, or in his absence or disability by the vice-chairman of the board, or in his absence or disability by the board of directors, shall perform all of the duties of the president, and when so acting they shall have all of the powers of and be subject to the restrictions upon the president and shall act as a member of, or as a chairman of, any standing or special committee of which the president is a member or chairman by designation or ex officio.

     Section E. The Corporate Secretary. The corporate secretary of the corporation shall:

     (1) Keep the minutes of the meetings of the stockholders and the board of directors in books provided for that purpose.

     (2) See that all notices are duly given in accordance with the provisions of these bylaws and as required by law.

     (3) Be custodian of the records and of the seal of the corporation and see that the seal is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws.

     (4) Keep a register of the post office address of each stockholder, which shall be furnished to the corporate secretary at his request by such stockholder, and make all proper changes in such register, retaining and filing his authority for all such entries.

     (5) See that the books, reports, statements, certificates and all other documents and records required by law are properly kept, filed and authenticated.

     (6) In general, perform all duties incident to the office of corporate secretary and such other duties as may from time to time be assigned to him by the board of directors.

     (7) In case of absence or disability of the corporate secretary, the assistant secretaries, in the order designated by the chief executive officer, shall perform the duties of corporate secretary.

     Section F. The Treasurer. The treasurer of the corporation shall:

     (1) Give bond for the faithful discharge of his duties if required by the board of directors.

     (2) Have the charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws.

     (3) At all reasonable times, exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation a majority of whose stock is owned by the corporation, to any of the directors of the corporation upon application during business hours at the office of this corporation or such other corporation where such books and records are kept.

     (4) Render a statement of the conditions of the finances of the corporation at all regular meetings of the board of directors, and a full financial report at the annual meeting of the stockholders, if called upon so to do.

     (5) Receive and give receipts for monies due and payable to the corporation from any source whatsoever.

     (6) In general, perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the board of directors.

     (7) In case of absence or disability of the treasurer, the assistant treasurers, in the order designated by the chief executive officer, shall perform the duties of treasurer.

                                  Article Five

                                 Corporate Seal

     The corporate seal of the corporation shall be a round, metal disc with the words "Alltrista Corporation" around the outer margin thereof, and the words "Incorporated - _________, 2001", in the center thereof, so mounted that it may be used to impress words in raised letters upon paper.

                                  Article Six

                                    Amendment

     These bylaws may be altered, added to, amended or repealed by the board of directors of the corporation at any regular or special meeting thereof.

                                 Article Seven

                                 Indemnification

     Section A. Indemnification. The corporation shall indemnify each person who is or was a director, officer or employee of the corporation, or of any other corporation, partnership, joint venture, trust or other enterprise which he is serving or served in any capacity at the request of the corporation, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation or such other corporation, partnership, joint venture, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer or employee of the corporation or of such other corporation, partnership, joint venture, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expense is incurred, to the fullest extent permitted by the DGCL as the same now exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than the DGCL permitted the corporation to provide prior to such amendment).

     Any indemnification pursuant to this Article Seven shall be (unless ordered by a court) paid by the corporation within sixty (60) days of such request unless the corporation shall have determined by (a) the board of directors, acting by a quorum consisting of directors who are not parties to or who have been wholly successful with respect to such claim, action, suit or proceeding,
(b) outside legal counsel engaged by the corporation (who may be regular counsel of the corporation) and who delivers to the corporation its written opinion, or
(c) a court of competent jurisdiction, that indemnification is not proper under the circumstances because such person has not met the necessary standard of conduct in accordance with DGCL; provided, however, that following a Change in Control of the Corporation, with respect to all matters thereafter arising out of acts, omissions or events prior to the Change in Control of the Corporation concerning the rights of any person seeking indemnification hereunder, such determination shall be made by special independent counsel selected by such person and approved by the corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five years preceding its engagement to render such opinion for such person or for the corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the corporation (whether or not they were affiliates when services were so performed) ("Independent Counsel"). Unless such person has theretofore selected Independent Counsel pursuant to this Article Seven, Section A and such Independent Counsel has been approved by the corporation, legal counsel approved by a resolution or resolutions of the board of directors prior to a Change in Control of the Corporation shall be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect; provided that such independent counsel shall find that the standard for indemnification has been met by such person unless indemnification is clearly precluded under these Bylaws or the DGCL. The corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article Seven or its engagement pursuant hereto.

     For purposes of this Article Seven, a "Change in Control of the Corporation" shall be deemed to have occurred upon the first to occur of the following events:

          (i) any "person," as such term is used in Sections 13 (d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the corporation or any subsidiary of the corporation, or any corporation owned, directly or indirectly, by the stockholders of the corporation in substantially the same proportions as their ownership of stock of the corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the corporation representing 30 percent or more of the combined voting power of the corporation's then outstanding securities;

          (ii) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the board of directors, and. any new director (other than a director designated by a person who has entered into an agreement with the corporation to effect a transaction described in subsection (i), (iii) or (iv) of this Section 7.4) whose election by the board of directors or nomination for election by the corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof,

          (iii) the stockholders of the corporation approve a merger or consolidation of the corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the corporation (or similar transaction) in which no person acquires 50 percent or more of the combined voting power of the corporation's then outstanding securities, or

          (iv) the stockholders of the corporation approve a plan of complete liquidation of the corporation or an agreement for the sale or disposition by the corporation of all or substantially all of the corporation's assets.

     Section B. Expenses. Expenses, including attorneys' fees, incurred by a person referred to in Section A of this Article Seven in defending or otherwise being involved in a proceeding shall be paid by the corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

     Section C. Right of Claimant to Bring Suit. If a claim for indemnification is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation or if expenses pursuant to Section B hereof have not been advanced within ten (10) days after a written request for such advancement accompanied by the Undertaking has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. (If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim.) It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the corporation to indemnify the claimant for the amount claimed. After a Change in Control, the burden of proving such defense shall be on the corporation, and any determination by the corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the DGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

     Section D. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement vote of stockholders or disinterested directors or otherwise. The board of directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

     Section E. Insurance. The corporation may purchase and maintain insurance to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expenses, liabilities or losses, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL.

     Section F. Enforceability. The provisions of this Article Seven shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. This Article Seven shall be deemed to grant each person who, at any time that this Article Seven is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder rights against the corporation to enforce the provisions of this Article Seven, and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions, circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this Article with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

     Section G. Severability. If this Article Seven or any portion hereof shall invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article Seven that shall not have been invalidated and to the full extent permitted by applicable law.